Exhibit 99.2

Supplemental Financial Information November 4, 2021

Supplemental Financial Information For the quarter ended September 30, 2021 November 4, 2021

Supplemental Financial Information November 4, 2021

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statements	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q3 2021 – Q3 2020	10
Consolidated Statements of Operations Q3 and Q3 YTD 2021/2020	12
Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 and Q3 YTD 2021/2020	13
Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders Q3 and Q3 YTD 2021/2020	14
Pro Forma Consolidated Statements of Operations Q3 2021 – Q4 2020, Trailing 12 Months Ended Q3 2021	15
Pro Forma Consolidated Statements of Operations Q4 2020 – Q1 2020, FY 2020	16
Pro Forma Consolidated Statements of Operations Q4 2019 – Q1 2019, FY 2019	17
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q1 2021	18
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q2 2021	20
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 2021	22
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2020	24
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2019	27
CAPITALIZATION	30
Comparative Capitalization Q3 2021 – Q3 2020	31
Consolidated Debt Summary Schedule	32
Consolidated Amortization and Debt Maturity Schedule as of September 30, 2021	33
PROPERTY-LEVEL DATA	34
Hotel Information as of November 4, 2021	35

Supplemental Financial Information November 4, 2021

Supplemental Financial Information November 4, 2021

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information November 4, 2021

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 4, 2021 has interests in 17 hotels comprised of 8,799 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be Long-Term Relevant Real Estate®.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Senior Vice President, Corporate Finance and Treasurer
(949) 382-3018

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Supplemental Financial Information November 4, 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the impact the COVID-19 pandemic has on the Company’s business and the economy, as well as the response of governments and the Company to the pandemic, and how quickly and successfully effective vaccines and therapies are distributed and administered; increased risks related to employee matters, including increased employment litigation and claims for severance or other benefits tied to termination or furloughs as a result of temporary hotel suspensions or reduced hotel operations due to COVID-19; general economic and business conditions, including a U.S. recession, trade conflicts and tariffs, regional or global economic slowdowns and any type of flu or disease-related pandemic that impacts travel or the ability to travel, including COVID-19; the need for business-related travel, including the increased use of business-related technology; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, utility costs, property and liability insurance costs, unanticipated costs such as acts of nature and their consequences and other costs that may not be offset by increased room rates; the ground, building or airspace leases for three of the hotels the Company has interests in as of the date of this presentation; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the impact on the Company’s business of potential defaults by the Company on its debt agreements or leases; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks, including those impacting the Company’s hotel managers or other third parties, and systems integration issues; other events beyond the Company’s control, including climate change, natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information November 4, 2021

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information November 4, 2021

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of contract intangibles: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the unfavorable tenant lease contracts recorded in conjunction with our acquisitions of the Boston Park Plaza and the Hilton Garden Inn Chicago Downtown/Magnificent Mile. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that the building lease is a finance lease, and, therefore, we include a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information November 4, 2021

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net (loss) income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

The 17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021 except the Renaissance Westchester, which was classified as held for sale as of September 30, 2021 and sold in October 2021. The 16 Hotel Portfolio includes the 17 Hotel Portfolio less the Montage Healdsburg, acquired by the Company in April 2021.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information November 4, 2021

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 4, 2021

Condensed Consolidated Balance Sheets
Q3 2021 – Q3 2020

(In thousands)	September 30, 2021 (1)	June 30, 2021 (2)	March 31, 2021 (3)	December 31, 2020 (4)	September 30, 2020 (5)
Assets
Investment in hotel properties:
Land	$609,078	$611,538	$571,212	$571,212	$581,426
Buildings & improvements	2,723,520	2,725,893	2,527,654	2,523,750	2,707,102
Furniture, fixtures, & equipment	452,294	452,610	432,493	431,918	464,588
Other	80,342	62,716	41,868	37,766	64,880
	3,865,234	3,852,757	3,573,227	3,564,646	3,817,996
Less accumulated depreciation & amortization	(1,196,065)	(1,165,362)	(1,133,264)	(1,103,148)	(1,196,520)
	2,669,169	2,687,395	2,439,963	2,461,498	2,621,476

Finance lease right-of-use asset, net	45,079	45,447	45,814	46,182	46,549
Operating lease right-of-use assets, net	23,971	24,939	25,196	26,093	39,489
Other noncurrent assets, net	14,145	14,736	15,847	16,799	16,510

Current assets:
Cash and cash equivalents	179,487	162,898	320,275	368,406	461,288
Restricted cash	42,124	47,490	44,982	47,733	42,346
Other current assets, net	46,861	32,457	24,597	19,006	19,124
Assets held for sale, net	13,759	—	—	—	—
Total assets	$3,034,595	$3,015,362	$2,916,674	$2,985,717	$3,246,782

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 4, 2021

Condensed Consolidated Balance Sheets
Q3 2021– Q3 2020 (continued)

(In thousands, except share and per share data)	September 30, 2021 (1)	June 30, 2021 (2)	March 31, 2021 (3)	December 31, 2020 (4)	September 30, 2020 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$87,396	$2,331	$2,295	$2,261	$188,096
Other current liabilities	127,038	111,393	81,947	88,532	99,679
Liabilities of assets held for sale	5,490	—	—	—	—
Total current liabilities	219,924	113,724	84,242	90,793	287,775

Notes payable, less current portion, net	655,713	741,337	741,922	742,528	743,545
Finance lease obligation, less current portion	15,568	15,568	15,569	15,569	15,569
Operating lease obligations, less current portion	26,432	27,816	28,649	29,954	45,939
Other liabilities	14,495	13,612	14,679	17,494	25,909
Total liabilities	932,132	912,057	885,061	896,338	1,118,737

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	—	—	115,000	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	—	75,000	75,000	75,000	75,000
Series G cumulative redeemable preferred stock	66,250	66,250	—	—	—
6.125% Series H cumulative redeemable preferred stock	115,000	115,000	—	—	—
5.70% Series I cumulative redeemable preferred stock	100,000	—	—	—	—
Common stock, $0.01 par value, 500,000,000 shares authorized	2,193	2,190	2,162	2,156	2,156
Additional paid in capital	2,629,148	2,626,582	2,585,455	2,586,108	2,584,005
Retained earnings	810,075	833,132	860,454	913,766	951,765
Cumulative dividends and distributions	(1,660,675)	(1,654,388)	(1,646,593)	(1,643,386)	(1,640,178)
Total stockholders' equity	2,061,991	2,063,766	1,991,478	2,048,644	2,087,748
Noncontrolling interest in consolidated joint venture	40,472	39,539	40,135	40,735	40,297
Total equity	2,102,463	2,103,305	2,031,613	2,089,379	2,128,045
Total liabilities and equity	$3,034,595	$3,015,362	$2,916,674	$2,985,717	$3,246,782
(1)	As presented on Form 10-Q to be filed in November 2021.
(2)	As presented on Form 10-Q filed on August 4, 2021
(3)	As presented on Form 10-Q filed on May 5, 2021.
(4)	As presented on Form 10-K filed on February 12, 2021.
(5)	As presented on Form 10-Q filed on November 6, 2020.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information November 4, 2021

Consolidated Statements of Operations
Q3 and Q3 YTD 2021/2020

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2021	2020	2021	2020
Revenues
Room	$118,061	$16,266	$236,877	$147,535
Food and beverage	27,338	2,109	47,547	50,312
Other operating	22,022	10,535	50,840	32,699
Total revenues	167,421	28,910	335,264	230,546
Operating expenses
Room	32,106	13,715	66,692	65,037
Food and beverage	27,440	7,748	49,088	54,533
Other operating	4,643	1,295	9,934	6,283
Advertising and promotion	8,883	3,895	20,800	20,447
Repairs and maintenance	10,001	6,075	22,678	21,499
Utilities	6,164	4,170	14,998	13,238
Franchise costs	4,181	663	7,468	6,337
Property tax, ground lease and insurance	17,528	20,800	47,821	59,975
Other property-level expenses	21,633	9,528	48,177	47,109
Corporate overhead	15,422	6,582	32,066	22,414
Depreciation and amortization	32,585	33,005	96,084	104,290
Impairment losses	1,014	—	1,014	133,466
Total operating expenses	181,600	107,476	416,820	554,628

Interest and other income (loss)	2	139	(356)	2,751
Interest expense	(7,983)	(12,742)	(23,697)	(43,199)
Gain on sale of assets	—	189	—	189
Gain (loss) on extinguishment of debt	61	(210)	371	(210)
Loss before income taxes	(22,099)	(91,190)	(105,238)	(364,551)
Income tax (provision) benefit, net	(25)	83	(91)	(6,575)
Net loss	(22,124)	(91,107)	(105,329)	(371,126)
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(933)	1,816	1,638	4,436
Preferred stock dividends and redemption charges	(6,287)	(3,208)	(17,289)	(9,622)
Loss attributable to common stockholders	$(29,344)	$(92,499)	$(120,980)	$(376,312)

Basic and diluted per share amounts:
Basic and diluted loss attributable to common stockholders per common share	$(0.13)	$(0.43)	$(0.56)	$(1.74)

Basic and diluted weighted average common shares outstanding	217,709	214,257	215,765	216,498

Distributions declared per common share	$—	$—	$—	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information November 4, 2021

Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q3 and Q3 YTD 2021/2020

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2021	2020	2021	2020
Net loss	$(22,124)	$(91,107)	$(105,329)	$(371,126)
Operations held for investment:
Depreciation and amortization	32,585	33,005	96,084	104,290
Interest expense	7,983	12,742	23,697	43,199
Income tax provision (benefit), net	25	(83)	91	6,575
Loss (gain) on sale of assets	12	(189)	82	(189)
Impairment losses - hotel properties	1,014	—	1,014	131,164
EBITDAre	19,495	(45,632)	15,639	(86,087)

Operations held for investment:
Amortization of deferred stock compensation	3,165	2,238	10,576	7,509
Amortization of right-of-use assets and liabilities	(335)	(330)	(1,004)	(923)
Finance lease obligation interest - cash ground rent	(351)	(351)	(1,053)	(1,053)
Property-level severance	—	1,242	—	2,117
Property-level severance related to held for sale/sold hotels	4,562	5,602	4,562	5,840
Gain (loss) on extinguishment of debt	(61)	210	(371)	210
Prior year property tax adjustments, net	605	(12)	(1,384)	214
Lawsuit settlement cost	691	—	691	—
CEO transition costs	7,976	—	7,976	—
Hurricane-related losses	1,621	—	1,621	—
Impairment loss - abandoned development costs	—	—	—	2,302
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(933)	1,816	1,638	4,436
Depreciation and amortization	(791)	(808)	(2,407)	(2,418)
Interest expense	(181)	(244)	(501)	(970)
Amortization of right-of-use asset and liability	72	72	217	217
Lawsuit settlement cost	(173)	—	(173)	—
Impairment loss - abandoned development costs	—	—	—	(449)
Adjustments to EBITDAre, net	15,867	9,435	20,388	17,032
Adjusted EBITDAre, excluding noncontrolling interest	$35,362	$(36,197)	$36,027	$(69,055)

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information November 4, 2021

Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 and Q3 YTD 2021/2020

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2021	2020	2021	2020
Net loss	$(22,124)	$(91,107)	$(105,329)	$(371,126)
Preferred stock dividends and redemption charges	(6,287)	(3,208)	(17,289)	(9,622)
Operations held for investment:
Real estate depreciation and amortization	31,959	32,383	94,206	102,422
Loss (gain) on sale of assets	12	(189)	82	(189)
Impairment losses - hotel properties	1,014	—	1,014	131,164
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(933)	1,816	1,638	4,436
Real estate depreciation and amortization	(791)	(808)	(2,407)	(2,418)
FFO attributable to common stockholders	2,850	(61,113)	(28,085)	(145,333)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	87	80	249	298
Noncash interest on derivatives, net	(616)	(762)	(2,194)	5,534
Property-level severance	—	1,242	—	2,117
Property-level severance related to held for sale/sold hotels	4,562	5,602	4,562	5,840
(Gain) loss on extinguishment of debt	(61)	210	(371)	210
Prior year property tax adjustments, net	605	(12)	(1,384)	214
Lawsuit settlement cost	691	—	691	—
Preferred stock redemption charges	2,624	—	6,640	—
CEO transition costs	7,976	—	7,976	—
Amortization of deferred stock compensation associated with CEO transition costs	1,117	—	1,117	—
Hurricane-related losses	1,621	—	1,621	—
Impairment loss - abandoned development costs	—	—	—	2,302
Noncash income tax provision, net	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	72	217	217
Noncash interest on derivatives, net	(20)	(1)	(20)	(27)
Lawsuit settlement cost	(173)	—	(173)	—
Impairment loss - abandoned development costs	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	18,485	6,431	18,931	23,671
Adjusted FFO attributable to common stockholders	$21,335	$(54,682)	$(9,154)	$(121,662)
FFO attributable to common stockholders per diluted share	$0.01	$(0.29)	$(0.13)	$(0.67)
Adjusted FFO attributable to common stockholders per diluted share	$0.10	$(0.26)	$(0.04)	$(0.56)

Basic weighted average shares outstanding	217,709	214,257	215,765	216,498
Shares associated with unvested restricted stock awards	296	—	287	—
Diluted weighted average shares outstanding	218,005	214,257	216,052	216,498

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information November 4, 2021

Pro Forma Consolidated Statements of Operations

Q3 2021 – Q4 2020, Trailing 12 Months Ended Q3 2021

	Quarter Ended				Trailing-12 Months Ended
(Unaudited and in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2021 (1)
Revenues
Room	$118,061	$84,597	$34,219	$21,026	$257,903
Food and beverage	27,338	15,238	4,971	4,463	52,010
Other operating	21,955	17,345	11,386	10,521	61,207
Total revenues	167,354	117,180	50,576	36,010	371,120

Operating Expenses
Room	30,736	22,871	11,538	10,696	75,841
Food and beverage	25,182	15,652	5,966	6,655	53,455
Other expenses	71,993	55,470	41,485	29,895	198,843
Corporate overhead	15,422	9,467	7,177	5,735	37,801
Depreciation and amortization	32,316	32,458	30,502	30,975	126,251
Impairment losses	1,014	—	—	—	1,014
Total operating expenses	176,663	135,918	96,668	83,956	493,205

Interest and other income (loss)	2	21	(379)	85	(271)
Interest expense	(7,983)	(8,065)	(7,649)	(7,676)	(31,373)
Gain on extinguishment of debt	61	88	222	—	371
Loss before income taxes	(17,229)	(26,694)	(53,898)	(55,537)	(153,358)
Income tax provision, net	(25)	(23)	(43)	(15)	(106)
Net loss	$(17,254)	$(26,717)	$(53,941)	$(55,552)	$(153,464)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$35,401	$16,253	$(13,580)	$(14,339)	$23,735

Adjusted FFO attributable to common stockholders (3)	$21,687	$(381)	$(27,778)	$(27,715)	$(34,187)

Adjusted FFO attributable to common stockholders per diluted share (3)	$0.10	$—	$(0.13)	$(0.13)	$(0.16)
(1)	Includes the Company's ownership results for the 16 Hotel Portfolio plus the Montage Healdsburg acquired in April 2021. Excludes the Company's ownership results for the Renaissance Los Angeles Airport and the Renaissance Westchester due to their sales in December 2020 and October 2021, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the first, second and third quarters of 2021 can be found on pages 18, 20 and 22, respectively, in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the first, second and third quarters of 2021 can be found on pages 19, 21 and 23, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information November 4, 2021

Pro Forma Consolidated Statements of Operations

Q4 2020 – Q1 2020, FY 2020

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2020
Revenues
Room	$21,026	$14,745	$2,390	$111,026	$149,187
Food and beverage	4,463	1,979	142	43,284	49,868
Other operating	10,521	10,234	6,122	14,124	41,001
Total revenues	36,010	26,958	8,654	168,434	240,056

Operating Expenses
Room	10,696	9,189	4,791	36,048	60,724
Food and beverage	6,655	5,680	4,159	36,355	52,849
Other expenses	29,895	38,136	35,286	71,428	174,745
Corporate overhead	5,735	6,582	8,438	7,394	28,149
Depreciation and amortization	30,975	30,597	30,846	31,000	123,418
Impairment losses	—	—	—	2,302	2,302
Total operating expenses	83,956	90,184	83,520	184,527	442,187

Interest and other income	85	139	306	2,306	2,836
Interest expense	(7,676)	(8,999)	(9,322)	(14,645)	(40,642)
Loss on extinguishment of debt	—	(210)	—	—	(210)
Loss before income taxes	(55,537)	(72,296)	(83,882)	(28,432)	(240,147)
Income tax (provision) benefit, net	(15)	83	12	(6,670)	(6,590)
Net loss	$(55,552)	$(72,213)	$(83,870)	$(35,102)	$(246,737)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$(14,339)	$(28,859)	$(38,985)	$19,885	$(62,298)

Adjusted FFO attributable to common stockholders (3)	$(27,715)	$(43,579)	$(53,916)	$7,226	$(117,984)

Adjusted FFO attributable to common stockholders per diluted share (3)	$(0.13)	$(0.20)	$(0.25)	$0.03	$(0.54)
(1)	Includes the Company's ownership results for the 16 Hotel Portfolio. Excludes the Company's ownership results for the Renaissance Harborplace, the Renaissance Los Angeles Airport and the Renaissance Westchester due to their sales in July 2020, December 2020 and October 2021, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2020 can be found on page 24 in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the year ended December 31, 2020 can be found on page 25 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information November 4, 2021

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$156,858	$167,985	$175,834	$147,629	$648,306
Food and beverage	58,641	54,783	66,767	62,486	242,677
Other operating	17,459	18,117	16,886	15,299	67,761
Total revenues	232,958	240,885	259,487	225,414	958,744

Operating Expenses
Room	41,085	42,655	42,434	39,478	165,652
Food and beverage	39,887	38,907	41,728	40,936	161,458
Other expenses	80,284	80,131	81,763	79,503	321,681
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	30,899	30,968	30,329	30,170	122,366
Total operating expenses	199,430	200,056	204,332	197,603	801,421

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(7,867)	(10,064)	(12,621)	(11,131)	(41,683)
Income before income taxes	28,721	34,527	47,345	21,604	132,197
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$27,687	$35,276	$44,669	$24,716	$132,348

Adjusted EBITDAre, excluding noncontrolling interest (2)	$66,639	$73,284	$88,661	$62,057	$290,641

Adjusted FFO attributable to common stockholders (3)	$53,078	$60,784	$74,186	$47,973	$236,021

Adjusted FFO attributable to common stockholders per diluted share (3)	$0.24	$0.28	$0.34	$0.22	$1.09
(1)	Includes the Company's ownership results for the 16 Hotel Portfolio. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport and the Renaissance Westchester due to their sales in October 2019, July 2020, December 2020 and October 2021, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2019 can be found on page 27 in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the year ended December 31, 2019 can be found on page 28 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q1 2021

	Three Months Ended March 31, 2021
		Held for Sale:
		Renaissance	Debt & Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	Transactions (3)	Forma (4)

Net loss	$(55,287)	$1,346	$—	$(53,941)
Operations held for investment:
Depreciation and amortization	30,770	(268)	—	30,502
Interest expense	7,649	—	—	7,649
Income tax provision, net	43	—	—	43
Loss on sale of assets	70	—	—	70
EBITDAre	(16,755)	1,078	—	(15,677)

Operations held for investment:
Amortization of deferred stock compensation	2,752	—	—	2,752
Amortization of right-of-use assets and liabilities	(331)	—	—	(331)
Finance lease obligation interest - cash ground rent	(351)	—	—	(351)
Gain on extinguishment of debt	(222)	—	—	(222)
Prior year property tax adjustments, net	(827)	—	—	(827)
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	—	—	1,975
Depreciation and amortization	(810)	—	—	(810)
Interest expense	(161)	—	—	(161)
Amortization of right-of-use asset and liability	72	—	—	72
Adjustments to EBITDAre, net	2,097	—	—	2,097

Adjusted EBITDAre, excluding noncontrolling interest	$(14,658)	$1,078	$—	$(13,580)

*Footnotes on page 19

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2021

	Three Months Ended March 31, 2021
		Held for Sale:
		Renaissance	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Westchester (2)	Transactions (3)	Forma (4)

Net loss	$(55,287)	$1,346	$—	$(53,941)
Preferred stock dividends	(3,207)	—	21	(3,186)
Operations held for investment:
Real estate depreciation and amortization	30,143	(268)	—	29,875
Loss on sale of assets	70	—	—	70
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	—	—	1,975
Real estate depreciation and amortization	(810)	—	—	(810)
FFO attributable to common stockholders	(27,116)	1,078	21	(26,017)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	85	—	—	85
Noncash interest on derivatives, net	(869)	—	—	(869)
Gain on extinguishment of debt	(222)	—	—	(222)
Prior year property tax adjustments, net	(827)	—	—	(827)
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	—	72
Adjustments to FFO attributable to common stockholders, net	(1,761)	—	—	(1,761)

Adjusted FFO attributable to common stockholders	$(28,877)	$1,078	$21	$(27,778)

FFO attributable to common stockholders per diluted share	$(0.13)			$(0.12)

Adjusted FFO attributable to common stockholders per diluted share	$(0.13)			$(0.13)

Basic weighted average shares outstanding	214,438		2,914	217,352
Shares associated with unvested restricted stock awards	210		—	210
Diluted weighted average shares outstanding	214,648		2,914	217,562
(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of March 31, 2021.
(2)	Held for Sale represents the Company’s ownership results for the Renaissance Westchester prior to its sale in October 2021.
(3)	Debt & Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(4)	Pro Forma represents the Company's ownership results for the 16 Hotel Portfolio, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q2 2021

	Three Months Ended June 30, 2021
		Held for Sale:
		Renaissance	Debt & Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	Transactions (3)	Forma (4)

Net loss	$(27,918)	$1,201	$—	$(26,717)
Operations held for investment:
Depreciation and amortization	32,729	(271)	—	32,458
Interest expense	8,065	—	—	8,065
Income tax provision, net	23	—	—	23
EBITDAre	12,899	930	—	13,829

Operations held for investment:
Amortization of deferred stock compensation	4,659	—	—	4,659
Amortization of right-of-use assets and liabilities	(338)	—	—	(338)
Finance lease obligation interest - cash ground rent	(351)	—	—	(351)
Gain on extinguishment of debt	(88)	—	—	(88)
Prior year property tax adjustments, net	(1,162)	—	—	(1,162)
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	—	—	596
Depreciation and amortization	(806)	—	—	(806)
Interest expense	(159)	—	—	(159)
Amortization of right-of-use asset and liability	73	—	—	73
Adjustments to EBITDAre, net	2,424	—	—	2,424

Adjusted EBITDAre, excluding noncontrolling interest	$15,323	$930	$—	$16,253

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2021

	Three Months Ended June 30, 2021
		Held for Sale:
		Renaissance	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Westchester (2)	Transactions (3)	Forma (4)

Net loss	$(27,918)	$1,201	$—	$(26,717)
Preferred stock dividends and redemption charge	(7,795)	—	4,317	(3,478)
Operations held for investment:
Real estate depreciation and amortization	32,104	(271)	—	31,833
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	—	—	596
Real estate depreciation and amortization	(806)	—	—	(806)
FFO attributable to common stockholders	(3,819)	930	4,317	1,428

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	77	—	—	77
Noncash interest on derivatives, net	(709)	—	—	(709)
Gain on extinguishment of debt	(88)	—	—	(88)
Prior year property tax adjustments, net	(1,162)	—	—	(1,162)
Preferred stock redemption charge	4,016	—	(4,016)	—
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	—	—	73
Adjustments to FFO attributable to common stockholders, net	2,207	—	(4,016)	(1,809)

Adjusted FFO attributable to common stockholders	$(1,612)	$930	$301	$(381)

FFO attributable to common stockholders per diluted share	$(0.02)			$0.01

Adjusted FFO attributable to common stockholders per diluted share	$(0.01)			$(0.00)

Basic weighted average shares outstanding	215,113		2,470	217,583
Shares associated with unvested restricted stock awards	352		—	352
Diluted weighted average shares outstanding	215,465		2,470	217,935
(1)	Actual represents the Company's ownership results for the 18 hotels owned by the Company as of June 30, 2021.
(2)	Held for Sale represents the Company’s ownership results for the Renaissance Westchester prior to its sale in October 2021.
(3)	Debt & Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q3 2021

	Three Months Ended September 30, 2021
		Held for Sale:
		Renaissance	Debt & Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	Transactions (3)	Forma (4)

Net loss	$(22,124)	$4,870	$—	$(17,254)
Operations held for investment:
Depreciation and amortization	32,585	(269)	—	32,316
Interest expense	7,983	—	—	7,983
Income tax provision, net	25	—	—	25
Loss on sale of assets	12	—	—	12
Impairment losses - hotel properties	1,014	—	—	1,014
EBITDAre	19,495	4,601	—	24,096

Operations held for investment:
Amortization of deferred stock compensation	3,165	—	—	3,165
Amortization of right-of-use assets and liabilities	(335)	—	—	(335)
Finance lease obligation interest - cash ground rent	(351)	—	—	(351)
Property-level severance related to held for sale/sold hotels	4,562	(4,562)	—	—
Gain on extinguishment of debt	(61)	—	—	(61)
Prior year property tax adjustments, net	605	—	—	605
Lawsuit settlement cost	691	—	—	691
CEO transition costs	7,976	—	—	7,976
Hurricane-related losses	1,621	—	—	1,621
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(933)	—	—	(933)
Depreciation and amortization	(791)	—	—	(791)
Interest expense	(181)	—	—	(181)
Amortization of right-of-use asset and liability	72	—	—	72
Lawsuit settlement cost	(173)	—	—	(173)
Adjustments to EBITDAre, net	15,867	(4,562)	—	11,305

Adjusted EBITDAre, excluding noncontrolling interest	$35,362	$39	$—	$35,401

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2021

	Three Months Ended September 30, 2021
		Held for Sale:
		Renaissance	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Westchester (2)	Transactions (3)	Forma (4)

Net loss	$(22,124)	$4,870	$—	$(17,254)
Preferred stock dividends and redemption charge	(6,287)	—	2,937	(3,350)
Operations held for investment:
Real estate depreciation and amortization	31,959	(269)	—	31,690
Loss on sale of assets	12	—	—	12
Impairment losses - hotel properties	1,014	—	—	1,014
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(933)	—	—	(933)
Real estate depreciation and amortization	(791)	—	—	(791)
FFO attributable to common stockholders	2,850	4,601	2,937	10,388

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	87	—	—	87
Noncash interest on derivatives, net	(616)	—	—	(616)
Property-level severance related to held for sale/sold hotels	4,562	(4,562)	—	—
Gain on extinguishment of debt	(61)	—	—	(61)
Prior year property tax adjustments, net	605	—	—	605
Lawsuit settlement cost	691	—	—	691
Preferred stock redemption charge	2,624	—	(2,624)	—
CEO transition costs	7,976	—	—	7,976
Amortization of deferred stock compensation associated with CEO transition costs	1,117	—	—	1,117
Hurricane-related losses	1,621	—	—	1,621
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	—	72
Noncash interest on derivatives, net	(20)	—	—	(20)
Lawsuit settlement cost	(173)	—	—	(173)
Adjustments to FFO attributable to common stockholders, net	18,485	(4,562)	(2,624)	11,299

Adjusted FFO attributable to common stockholders	$21,335	$39	$313	$21,687

FFO attributable to common stockholders per diluted share	$0.01			$0.05

Adjusted FFO attributable to common stockholders per diluted share	$0.10			$0.10

Basic weighted average shares outstanding	217,709		—	217,709
Shares associated with unvested restricted stock awards	296		—	296
Diluted weighted average shares outstanding	218,005		—	218,005
(1)	Actual represents the Company's ownership results for the 18 hotels owned by the Company as of September 30, 2021.
(2)	Held for Sale represents the Company’s ownership results for the Renaissance Westchester prior to its sale in October 2021.
(3)	Debt & Equity Transactions represent the reduction in preferred stock dividends due to the redemption of the 6.45% Series F Cumulative Redeemable Preferred Stock in August 2021, offset by the issuance of the 5.70% Series I Cumulative Redeemable Preferred Stock in July 2021.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the preferred stock transactions in 2021.

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:	Held for Sale:
		Renaissance	Renaissance	Hilton	Renaissance	Debt & Equity	Pro
(In thousands)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Westchester (3)	Transactions (4)	Forma (5)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$28,051	$6,619	$(246,737)
Operations held for investment:
Depreciation and amortization	137,051	(2,622)	(3,897)	(4,667)	(2,447)	—	123,418
Interest expense	53,307	—	—	(6,079)	—	(6,586)	40,642
Income tax provision, net	6,590	—	—	—	—	—	6,590
Gain on sale of assets	(34,298)	189	34,109	—	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	(18,685)	—	—
EBITDAre	(103,214)	2,853	1,080	16,242	6,919	33	(76,087)

Operations held for investment:
Amortization of deferred stock compensation	9,576	—	—	—	—	—	9,576
Amortization of right-of-use assets and liabilities	(1,260)	—	—	(34)	—	—	(1,294)
Finance lease obligation interest - cash ground rent	(1,404)	—	—	—	—	—	(1,404)
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	—	(33)	210
Property-level severance	11,038	—	(109)	(5,637)	(2,391)	—	2,901
Prior year property tax adjustments, net	(276)	57	481	—	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	—	5,817
Depreciation and amortization	(3,228)	—	—	—	—	—	(3,228)
Interest expense	(1,194)	—	—	—	—	—	(1,194)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Impairment loss - abandoned development costs	(449)	—	—	—	—	—	(449)
Adjustments to EBITDAre, net	15,066	57	372	718	(2,391)	(33)	13,789

Adjusted EBITDAre, excluding noncontrolling interest	$(88,148)	$2,910	$1,452	$16,960	$4,528	$—	$(62,298)

*Footnotes on Page 26

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:	Held for Sale:
		Renaissance	Renaissance	Hilton	Renaissance	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Westchester (3)	Transactions (4)	Forma (5)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$28,051	$6,619	$(246,737)
Preferred stock dividends	(12,830)	—	—	—	—	86	(12,744)
Operations held for investment:
Real estate depreciation and amortization	134,555	(2,622)	(3,897)	(4,667)	(2,447)	—	120,922
Gain on sale of assets	(34,298)	189	34,109	—	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	(18,685)	—	—
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	—	5,817
Real estate depreciation and amortization	(3,228)	—	—	—	—	—	(3,228)
FFO attributable to common stockholders	(175,848)	2,853	1,080	22,321	6,919	6,705	(135,970)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	376	—	—	(34)	—	—	342
Noncash interest on derivatives and finance lease obligation, net	4,740	—	—	—	—	—	4,740
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	—	(33)	210
Property-level severance	11,038	—	(109)	(5,637)	(2,391)	—	2,901
Prior year property tax adjustments, net	(276)	57	481	—	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	—	2,302
Noncash income tax provision, net	7,415	—	—	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Noncash interest on derivatives, net	(27)	—	—	—	—	—	(27)
Impairment loss - abandoned development costs	(449)	—	—	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	19,263	57	372	718	(2,391)	(33)	17,986

Adjusted FFO attributable to common stockholders	$(156,585)	$2,910	$1,452	$23,039	$4,528	$6,672	$(117,984)

FFO attributable to common stockholders per diluted share	$(0.81)						$(0.63)

Adjusted FFO attributable to common stockholders per diluted share	$(0.73)						$(0.54)

Basic weighted average shares outstanding	215,934					1,172	217,106
Shares associated with unvested restricted stock awards	—					—	—
Diluted weighted average shares outstanding	215,934					1,172	217,106

*Footnotes on Page 26

CORPORATE FINANCIAL INFORMATION	Page 25

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020 Footnotes

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020, as well as results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Actual includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Disposition represents the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Held for Sale represents the Company’s ownership results for the Renaissance Westchester prior to its sale in October 2021.
(4)	Debt & Equity Transactions represent the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 9,770,081 shares of common stock repurchased in the first quarter of 2020, offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 16 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020, the preferred stock transactions in 2021, the common stock repurchases in 2020, and the common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 26

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Held for Sale:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Renaissance	Debt & Equity	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Westchester (3)	Transactions (4)	Forma (5)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$2,288	$6,786	$132,348
Operations held for investment:
Depreciation and amortization	147,748	(760)	(6,719)	(4,205)	(10,157)	(3,541)	—	122,366
Interest expense	54,223	(955)	—	—	(4,799)	—	(6,786)	41,683
Income tax benefit, net	(151)	—	—	—	—	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—	—
EBITDAre	326,391	(3,759)	(9,925)	(7,536)	(7,672)	(1,253)	—	296,246

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	—	—	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	—	(239)	—	—	(1,021)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	—	—	—	—	(1,403)
Prior year property tax adjustments, net	168	—	—	9	—	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	—	—	—	—	(2,875)
Interest expense	(2,126)	—	—	—	—	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	9	(239)	—	—	(5,605)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$(9,925)	$(7,527)	$(7,911)	$(1,253)	$—	$290,641

*Footnotes on Page 29

CORPORATE FINANCIAL INFORMATION	Page 27

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Held for Sale:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Renaissance	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Westchester (3)	Transactions (4)	Forma (5)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$2,288	$6,786	$132,348
Preferred stock dividends	(12,830)	—	—	—	—	—	86	(12,744)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	(6,719)	(4,205)	(10,157)	(3,541)	—	119,878
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	—	—	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	(9,925)	(7,536)	(2,873)	(1,253)	6,872	229,547

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	—	(239)	—	—	351
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	—	—	—	—	5,868
Prior year property tax adjustments, net	168	—	—	9	—	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	—	(900)
Noncash income tax provision, net	688	—	—	—	—	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	9	(239)	—	—	6,474

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$(9,925)	$(7,527)	$(3,112)	$(1,253)	$6,872	$236,021

FFO attributable to common stockholders per diluted share	$1.09							$1.06

Adjusted FFO attributable to common stockholders per diluted share	$1.12							$1.09

Basic weighted average shares outstanding	225,681						(8,954)	216,727
Shares associated with unvested restricted stock awards	276						—	276
Diluted weighted average shares outstanding	225,957						(8,954)	217,003

*Footnotes on Page 29

CORPORATE FINANCIAL INFORMATION	Page 28

Supplemental Financial Information November 4, 2021

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)	Actual represents the Company's ownership results for the 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.
(2)	Disposition represents the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in October 2019, July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Held for Sale represents the Company’s ownership results for the Renaissance Westchester prior to its sale in October 2021.
(4)	Debt & Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 3,783,936 shares of common stock repurchased in the second, third and fourth quarters of 2019 and the 9,770,081 shares repurchased in the first quarter of 2020, offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 16 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020, the preferred stock transactions in 2021, the common stock repurchases in 2019 and 2020, and the common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 29

Supplemental Financial Information November 4, 2021

CAPITALIZATION

CAPITALIZATION	Page 30

Supplemental Financial Information November 4, 2021

Comparative Capitalization
Q3 2021 – Q3 2020

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2021	2021	2021	2020	2020

Common Share Price & Dividends
At the end of the quarter	$11.94	$12.42	$12.46	$11.33	$7.94
High during quarter ended	$12.48	$13.55	$13.57	$11.42	$8.70
Low during quarter ended	$10.68	$11.90	$10.25	$7.27	$7.27
Common dividends per share	$—	$—	$—	$—	$—

Common Shares & Units
Common shares outstanding	219,334	219,043	216,175	215,593	215,636
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	219,334	219,043	216,175	215,593	215,636

Capitalization
Market value of common equity	$2,618,845	$2,720,515	$2,693,542	$2,442,673	$1,712,146
Liquidation value of preferred equity - Series E	—	—	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	—	75,000	75,000	75,000	75,000
Liquidation value of preferred equity - Series G	66,250	66,250	—	—	—
Liquidation value of preferred equity - Series H	115,000	115,000	—	—	—
Liquidation value of preferred equity - Series I	100,000	—	—	—	—
Consolidated debt	745,484	746,303	747,113	747,945	934,673
Consolidated total capitalization	3,645,579	3,723,068	3,630,655	3,380,618	2,836,819

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,590,579	$3,668,068	$3,575,655	$3,325,618	$2,781,819

Consolidated debt to consolidated total capitalization	20.4%	20.0%	20.6%	22.1%	32.9%
Pro rata debt to pro rata total capitalization	19.2%	18.8%	19.4%	20.8%	31.6%
Consolidated debt and preferred equity to consolidated total capitalization	28.2%	26.9%	25.8%	27.7%	39.6%
Pro rata debt and preferred equity to pro rata total capitalization	27.1%	25.8%	24.7%	26.5%	38.5%

CAPITALIZATION	Page 31

Supplemental Financial Information November 4, 2021

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2021	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Term Loan Facility (1)	Unsecured	3.94%	09/03/2022	$85,000	$85,000
Term Loan Facility (1)	Unsecured	4.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	78,626	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	56,858	51,987
Series A Senior Notes (2)	Unsecured	5.94%	01/10/2026	90,000	90,000
Series B Senior Notes (2)	Unsecured	6.04%	01/10/2028	115,000	115,000
Total Fixed Rate Debt				525,484	514,058
Variable Rate Debt
Secured Mortgage Debt (3)	Hilton San Diego Bayfront	1.15%	12/09/2023	220,000	220,000
Credit Facility (1)	Unsecured	L + 1.40% - 2.40%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$745,484	$734,058

Preferred Stock
Series G cumulative redeemable preferred (4)		Variable	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt Statistics
% Fixed Rate Debt				70.5%
% Floating Rate Debt				29.5%
Average Interest Rate (5)				3.75%
Weighted Average Maturity of Debt (3)				3.0 years

(1)	In July and December 2020, the Company executed amendments to the agreement governing its revolving credit facility and term loan facilities, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. Under the terms of the July 2020 amendment, a 25-basis point LIBOR floor was added for the remaining term of the facilities and the applicable LIBOR margin was increased to 225 basis points for the revolving credit facility and 220 basis points for the term loan facilities, the high points of the pricing grid. The December 2020 amendment fixed the applicable LIBOR margin at 240 basis points for the revolving credit facility and 235 basis points for the term loan facilities. After the covenant relief period, the LIBOR margin will revert back to the original terms of the pricing grid with a range of 140 to 225 basis points for the revolving credit facility and 135 to 220 basis points for the term loan facilities, depending on the Company’s leverage ratios. The interest rates presented reflect the terms of the amended agreements and the effects of the Company’s interest rate derivative agreements.
(2)	In July and December 2020, the Company executed amendments to the agreement governing the Senior Notes, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. The July and December 2020 amendments increased the annual interest rates on the Senior Notes by 1.0% and an additional 0.25%, respectively. After the covenant relief period, the interest rates on the Senior Notes will decrease by 0.25% until the Company’s leverage ratio is below 5.0x. The interest rates presented reflect the terms of the amended agreements.
(3)	The Company has provided notice to the lender of its intent to exercise its second option to extend the maturity of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2021 to December 2022. The Company intends to exercise the remaining one-year option to further extend the maturity date from December 2022 to December 2023. By extending this loan, the Company's weighted average maturity of debt increases from 2.7 years to 3.0 years.
(4)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the hotel. During the third quarter of 2021, this equated to a cash dividend of $0.061713 per share. During the first nine months of 2021, this equated to a cash dividend of $0.171972, reflecting a pro-rated amount for the days outstanding in the applicable dividend period.
(5)	Average Interest Rate is calculated based on rates at September 30, 2021, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 32

Supplemental Financial Information November 4, 2021

Consolidated Amortization and Debt Maturity Schedule

As of September 30, 2021

(1)	The Company has provided notice to the lender of its intent to exercise its second option to extend the maturity of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2021 to December 2022. The Company intends to exercise the remaining one-year option to further extend the maturity date from December 2022 to December 2023.
(2)	Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2021 consolidated total capitalization as presented on page 31.

CAPITALIZATION	Page 33

Supplemental Financial Information November 4, 2021

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information November 4, 2021

Hotel Information as of November 4, 2021

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	13.52%	Leasehold	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	12.05%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	9.33%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	9.17%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	8.88%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	6.22%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	5.69%	Fee Simple	2011
8	Hyatt Centric Chicago Magnificent Mile (2)	Illinois	Hyatt	419	4.76%	Leasehold	2012
9	Marriott Boston Long Wharf	Massachusetts	Marriott	415	4.72%	Fee Simple	2007
10	Renaissance Long Beach	California	Marriott	374	4.25%	Fee Simple	2005
11	Embassy Suites Chicago	Illinois	Hilton	368	4.18%	Fee Simple	2002
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	4.10%	Fee Simple	2012
13	Embassy Suites La Jolla	California	Hilton	340	3.86%	Fee Simple	2006
14	The Bidwell Marriott Portland	Oregon	Marriott	258	2.93%	Fee Simple	2000
15	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.86%	Fee Simple	2013
16	Oceans Edge Resort & Marina	Florida	Independent	175	1.99%	Fee Simple	2017
17	Montage Healdsburg	California	Montage	130	1.48%	Fee Simple	2021

	Total 17 Hotel Portfolio			8,799	100%

(1)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(2)	Assuming the full exercise of all lease extensions, the ground lease at the Hilton San Diego Bayfront and the building lease at the Hyatt Centric Chicago Magnificent Mile mature in 2071 and 2097, respectively.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.

PROPERTY-LEVEL DATA	Page 35

Supplemental Financial Information November 4, 2021

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

Q3 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$232.43	$150.47	54.5%	67.1%	18.2%	268.7%	$155.96	$27.39	469.4%
2	Boston Park Plaza	$185.66	$147.08	26.2%	52.1%	18.2%	186.3%	$96.73	$26.77	261.3%
3	Hyatt Regency San Francisco	$199.35	$—	100%	52.1%	0.0%	100%	$103.86	$—	100%
4	Renaissance Washington DC	$154.56	$178.55	(13.4)%	19.2%	2.1%	814.3%	$29.68	$3.75	691.5%
5	Renaissance Orlando at SeaWorld ®	$152.44	$—	100%	47.0%	0.0%	100%	$71.65	$—	100%
6	Wailea Beach Resort	$649.79	$—	100%	79.4%	0.0%	100%	$515.93	$—	100%
7	JW Marriott New Orleans	$189.47	$131.35	44.2%	51.0%	11.7%	335.9%	$96.63	$15.37	528.7%
8	Hyatt Centric Chicago Magnificent Mile	$186.43	$166.12	12.2%	59.2%	5.9%	903.4%	$110.37	$9.80	1026.2%
9	Marriott Boston Long Wharf	$357.86	$235.77	51.8%	57.2%	16.0%	257.5%	$204.70	$37.72	442.7%
10	Renaissance Long Beach	$196.95	$138.86	41.8%	69.4%	26.0%	166.9%	$136.68	$36.10	278.6%
11	Embassy Suites Chicago	$193.55	$133.96	44.5%	62.4%	14.9%	318.8%	$120.78	$19.96	505.1%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$165.75	$—	100%	63.2%	0.0%	100%	$104.75	$—	100%
13	Embassy Suites La Jolla	$229.90	$118.79	93.5%	65.0%	59.9%	8.5%	$149.44	$71.16	110.0%
14	The Bidwell Marriott Portland	$166.32	$176.14	(5.6)%	42.6%	0.1%	42,500.0%	$70.85	$0.18	39,261.1%
15	Hilton New Orleans St. Charles	$156.27	$107.75	45.0%	38.4%	26.0%	47.7%	$60.01	$28.02	114.2%
16	Oceans Edge Resort & Marina	$366.02	$223.59	63.7%	72.8%	41.7%	74.6%	$266.46	$93.24	185.8%

	16 Hotel Portfolio (1)	$248.40	$149.70	65.9%	54.8%	12.4%	341.9%	$136.12	$18.56	633.4%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,246.45	N/A	100%	63.9%	N/A	100%	$796.48	N/A	100%

	17 Hotel Portfolio (3)	$265.56			54.9%			$145.79

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

Q3 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$232.43	$262.84	(11.6)%	67.1%	89.1%	(24.7)%	$155.96	$234.19	(33.4)%
2	Boston Park Plaza	$185.66	$239.18	(22.4)%	52.1%	96.3%	(45.9)%	$96.73	$230.33	(58.0)%
3	Hyatt Regency San Francisco (4)	$199.35	$308.12	(35.3)%	52.1%	92.4%	(43.6)%	$103.86	$284.70	(63.5)%
4	Renaissance Washington DC	$154.56	$198.93	(22.3)%	19.2%	79.0%	(75.7)%	$29.68	$157.15	(81.1)%
5	Renaissance Orlando at SeaWorld ®	$152.44	$128.70	18.4%	47.0%	68.6%	(31.5)%	$71.65	$88.29	(18.8)%
6	Wailea Beach Resort	$649.79	$465.12	39.7%	79.4%	88.8%	(10.6)%	$515.93	$413.03	24.9%
7	JW Marriott New Orleans	$189.47	$174.99	8.3%	51.0%	78.3%	(34.9)%	$96.63	$137.02	(29.5)%
8	Hyatt Centric Chicago Magnificent Mile	$186.43	$208.34	(10.5)%	59.2%	89.7%	(34.0)%	$110.37	$186.88	(40.9)%
9	Marriott Boston Long Wharf	$357.86	$380.36	(5.9)%	57.2%	94.0%	(39.1)%	$204.70	$357.54	(42.7)%
10	Renaissance Long Beach	$196.95	$183.73	7.2%	69.4%	83.8%	(17.2)%	$136.68	$153.97	(11.2)%
11	Embassy Suites Chicago	$193.55	$218.23	(11.3)%	62.4%	92.3%	(32.4)%	$120.78	$201.43	(40.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$165.75	$192.83	(14.0)%	63.2%	89.9%	(29.7)%	$104.75	$173.35	(39.6)%
13	Embassy Suites La Jolla	$229.90	$213.78	7.5%	65.0%	90.2%	(27.9)%	$149.44	$192.83	(22.5)%
14	The Bidwell Marriott Portland	$166.32	$210.27	(20.9)%	42.6%	88.3%	(51.8)%	$70.85	$185.67	(61.8)%
15	Hilton New Orleans St. Charles	$156.27	$139.90	11.7%	38.4%	68.8%	(44.2)%	$60.01	$96.25	(37.7)%
16	Oceans Edge Resort & Marina (4)	$366.02	$180.60	102.7%	72.8%	83.5%	(12.8)%	$266.46	$150.80	76.7%

	16 Hotel Portfolio (1)	$248.40	$244.56	1.6%	54.8%	86.4%	(36.6)%	$136.12	$211.30	(35.6)%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,246.45	N/A	100%	63.9%	N/A	100%	$796.48	N/A	100%

	17 Hotel Portfolio (3)	$265.56			54.9%			$145.79

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 38

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

July 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	July			July			July
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$240.42	$—	100%	75.3%	0.0%	100%	$181.04	$—	100%
2	Boston Park Plaza	$169.90	$153.83	10.4%	50.7%	15.2%	233.6%	$86.14	$23.38	268.4%
3	Hyatt Regency San Francisco	$197.47	$—	100%	54.0%	0.0%	100%	$106.63	$—	100%
4	Renaissance Washington DC	$135.62	$—	100%	17.2%	0.0%	100%	$23.33	$—	100%
5	Renaissance Orlando at SeaWorld ®	$158.89	$—	100%	76.2%	0.0%	100%	$121.07	$—	100%
6	Wailea Beach Resort	$728.53	$—	100%	86.3%	0.0%	100%	$628.72	$—	100%
7	JW Marriott New Orleans	$176.72	$153.86	14.9%	58.0%	4.6%	1,160.9%	$102.50	$7.08	1,347.7%
8	Hyatt Centric Chicago Magnificent Mile	$190.34	$161.44	17.9%	59.1%	4.8%	1,131.3%	$112.49	$7.75	1,351.5%
9	Marriott Boston Long Wharf	$360.16	$243.04	48.2%	59.4%	11.4%	421.1%	$213.94	$27.71	672.1%
10	Renaissance Long Beach	$186.00	$122.08	52.4%	88.1%	26.7%	230.0%	$163.87	$32.60	402.7%
11	Embassy Suites Chicago	$182.21	$144.83	25.8%	79.2%	13.2%	500.0%	$144.31	$19.12	654.8%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$153.96	$—	100%	79.8%	0.0%	100%	$122.86	$—	100%
13	Embassy Suites La Jolla	$251.58	$117.40	114.3%	76.6%	48.5%	57.9%	$192.71	$56.94	238.4%
14	The Bidwell Marriott Portland	$164.54	$—	100%	47.3%	0.0%	100%	$77.83	$—	100%
15	Hilton New Orleans St. Charles	$138.41	$99.22	39.5%	58.1%	5.5%	956.4%	$80.42	$5.46	1,372.9%
16	Oceans Edge Resort & Marina	$460.45	$267.57	72.1%	80.5%	37.4%	115.2%	$370.66	$100.07	270.4%

	16 Hotel Portfolio (1)	$251.25	$156.37	60.7%	62.8%	7.4%	748.6%	$157.79	$11.57	1,263.8%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,245.24	N/A	100%	70.5%	N/A	100%	$877.89	N/A	100%

	17 Hotel Portfolio (3)	$267.70			62.9%			$168.38

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 39

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

July 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	July			July			July
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$240.42	$287.97	(16.5)%	75.3%	93.8%	(19.7)%	$181.04	$270.12	(33.0)%
2	Boston Park Plaza	$169.90	$234.25	(27.5)%	50.7%	98.6%	(48.6)%	$86.14	$230.97	(62.7)%
3	Hyatt Regency San Francisco (4)	$197.47	$276.63	(28.6)%	54.0%	90.1%	(40.1)%	$106.63	$249.24	(57.2)%
4	Renaissance Washington DC	$135.62	$190.81	(28.9)%	17.2%	82.8%	(79.2)%	$23.33	$157.99	(85.2)%
5	Renaissance Orlando at SeaWorld ®	$158.89	$124.94	27.2%	76.2%	84.7%	(10.0)%	$121.07	$105.82	14.4%
6	Wailea Beach Resort	$728.53	$536.23	35.9%	86.3%	94.5%	(8.7)%	$628.72	$506.74	24.1%
7	JW Marriott New Orleans	$176.72	$188.59	(6.3)%	58.0%	68.7%	(15.6)%	$102.50	$129.56	(20.9)%
8	Hyatt Centric Chicago Magnificent Mile	$190.34	$193.01	(1.4)%	59.1%	89.7%	(34.1)%	$112.49	$173.13	(35.0)%
9	Marriott Boston Long Wharf	$360.16	$379.90	(5.2)%	59.4%	94.8%	(37.3)%	$213.94	$360.15	(40.6)%
10	Renaissance Long Beach	$186.00	$191.33	(2.8)%	88.1%	82.3%	7.0%	$163.87	$157.46	4.1%
11	Embassy Suites Chicago	$182.21	$214.33	(15.0)%	79.2%	90.9%	(12.9)%	$144.31	$194.83	(25.9)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$153.96	$181.85	(15.3)%	79.8%	87.5%	(8.8)%	$122.86	$159.12	(22.8)%
13	Embassy Suites La Jolla	$251.58	$232.43	8.2%	76.6%	93.4%	(18.0)%	$192.71	$217.09	(11.2)%
14	The Bidwell Marriott Portland	$164.54	$211.70	(22.3)%	47.3%	89.7%	(47.3)%	$77.83	$189.89	(59.0)%
15	Hilton New Orleans St. Charles	$138.41	$152.94	(9.5)%	58.1%	59.9%	(3.0)%	$80.42	$91.61	(12.2)%
16	Oceans Edge Resort & Marina (4)	$460.45	$212.00	117.2%	80.5%	92.6%	(13.1)%	$370.66	$196.31	88.8%

	16 Hotel Portfolio (1)	$251.25	$249.07	0.9%	62.8%	88.6%	(29.1)%	$157.79	$220.68	(28.5)%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,245.24	N/A	100%	70.5%	N/A	100%	$877.89	N/A	100%

	17 Hotel Portfolio (3)	$267.70			62.9%			$168.38

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 40

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

August 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	August			August			August
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$230.05	$164.63	39.7%	73.1%	12.7%	475.6%	$168.17	$20.91	704.3%
2	Boston Park Plaza	$176.96	$146.22	21.0%	48.6%	19.9%	144.2%	$86.00	$29.10	195.5%
3	Hyatt Regency San Francisco	$196.27	$—	100%	49.7%	0.0%	100%	$97.55	$—	100%
4	Renaissance Washington DC	$148.37	$204.58	(27.5)%	20.9%	3.4%	514.7%	$31.01	$6.96	345.5%
5	Renaissance Orlando at SeaWorld ®	$139.99	$—	100%	31.5%	0.0%	100%	$44.10	$—	100%
6	Wailea Beach Resort	$681.55	$—	100%	83.6%	0.0%	100%	$569.78	$—	100%
7	JW Marriott New Orleans	$149.44	$137.27	8.9%	39.6%	10.6%	273.6%	$59.18	$14.55	306.7%
8	Hyatt Centric Chicago Magnificent Mile	$176.74	$169.42	4.3%	56.1%	6.2%	804.8%	$99.15	$10.50	844.3%
9	Marriott Boston Long Wharf	$346.16	$243.25	42.3%	57.4%	18.5%	210.3%	$198.70	$45.00	341.6%
10	Renaissance Long Beach	$190.53	$139.90	36.2%	59.3%	24.3%	144.0%	$112.98	$34.00	232.3%
11	Embassy Suites Chicago	$194.03	$131.42	47.6%	51.1%	14.7%	247.6%	$99.15	$19.32	413.2%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$162.28	$—	100%	50.1%	0.0%	100%	$81.30	$—	100%
13	Embassy Suites La Jolla	$224.66	$112.99	98.8%	55.1%	64.3%	(14.3)%	$123.79	$72.65	70.4%
14	The Bidwell Marriott Portland	$170.56	$—	100%	43.3%	0.0%	100%	$73.85	$—	100%
15	Hilton New Orleans St. Charles	$137.46	$96.53	42.4%	28.3%	21.1%	34.1%	$38.90	$20.37	91.0%
16	Oceans Edge Resort & Marina	$342.45	$208.07	64.6%	70.9%	39.6%	79.0%	$242.80	$82.40	194.7%

	16 Hotel Portfolio (1)	$252.77	$150.78	67.6%	51.0%	11.9%	328.6%	$128.91	$17.94	618.6%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,231.93	N/A	100%	54.9%	N/A	100%	$676.33	N/A	100%

	17 Hotel Portfolio (3)	$268.31			51.1%			$137.11

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 41

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

August 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	August			August			August
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$230.05	$241.60	(4.8)%	73.1%	90.3%	(19.0)%	$168.17	$218.16	(22.9)%
2	Boston Park Plaza	$176.96	$224.18	(21.1)%	48.6%	97.5%	(50.2)%	$86.00	$218.58	(60.7)%
3	Hyatt Regency San Francisco (4)	$196.27	$302.10	(35.0)%	49.7%	95.2%	(47.8)%	$97.55	$287.60	(66.1)%
4	Renaissance Washington DC	$148.37	$165.51	(10.4)%	20.9%	76.4%	(72.6)%	$31.01	$126.45	(75.5)%
5	Renaissance Orlando at SeaWorld ®	$139.99	$125.57	11.5%	31.5%	63.0%	(50.0)%	$44.10	$79.11	(44.3)%
6	Wailea Beach Resort	$681.55	$467.22	45.9%	83.6%	90.0%	(7.1)%	$569.78	$420.50	35.5%
7	JW Marriott New Orleans	$149.44	$144.27	3.6%	39.6%	85.3%	(53.6)%	$59.18	$123.06	(51.9)%
8	Hyatt Centric Chicago Magnificent Mile	$176.74	$198.97	(11.2)%	56.1%	91.0%	(38.4)%	$99.15	$181.06	(45.2)%
9	Marriott Boston Long Wharf	$346.16	$363.04	(4.6)%	57.4%	95.0%	(39.6)%	$198.70	$344.89	(42.4)%
10	Renaissance Long Beach	$190.53	$173.75	9.7%	59.3%	85.8%	(30.9)%	$112.98	$149.08	(24.2)%
11	Embassy Suites Chicago	$194.03	$206.16	(5.9)%	51.1%	94.3%	(45.8)%	$99.15	$194.41	(49.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$162.28	$182.97	(11.3)%	50.1%	91.1%	(45.0)%	$81.30	$166.69	(51.2)%
13	Embassy Suites La Jolla	$224.66	$209.70	7.1%	55.1%	91.9%	(40.0)%	$123.79	$192.71	(35.8)%
14	The Bidwell Marriott Portland	$170.56	$209.44	(18.6)%	43.3%	93.4%	(53.6)%	$73.85	$195.62	(62.2)%
15	Hilton New Orleans St. Charles	$137.46	$112.14	22.6%	28.3%	70.0%	(59.6)%	$38.90	$78.50	(50.4)%
16	Oceans Edge Resort & Marina (4)	$342.45	$180.61	89.6%	70.9%	87.2%	(18.7)%	$242.80	$157.49	54.2%

	16 Hotel Portfolio (1)	$252.77	$231.33	9.3%	51.0%	87.3%	(41.6)%	$128.91	$201.95	(36.2)%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,231.93	N/A	100%	54.9%	N/A	100%	$676.33	N/A	100%

	17 Hotel Portfolio (3)	$268.31			51.1%			$137.11

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 42

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

September 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	September			September			September
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$224.03	$146.06	53.4%	52.5%	42.6%	23.2%	$117.62	$62.22	89.0%
2	Boston Park Plaza	$207.71	$142.60	45.7%	57.2%	19.7%	190.4%	$118.81	$28.09	323.0%
3	Hyatt Regency San Francisco	$204.35	$—	100%	52.7%	0.0%	100%	$107.69	$—	100%
4	Renaissance Washington DC	$178.50	$141.18	26.4%	19.6%	3.1%	532.3%	$34.99	$4.38	698.9%
5	Renaissance Orlando at SeaWorld ®	$149.31	$—	100%	32.8%	0.0%	100%	$48.97	$—	100%
6	Wailea Beach Resort	$506.35	$—	100%	68.1%	0.0%	100%	$344.82	$—	100%
7	JW Marriott New Orleans	$232.85	$122.78	89.6%	55.4%	20.1%	175.6%	$129.00	$24.68	422.7%
8	Hyatt Centric Chicago Magnificent Mile	$191.56	$166.42	15.1%	62.7%	6.8%	822.1%	$120.11	$11.32	961.0%
9	Marriott Boston Long Wharf	$367.95	$223.26	64.8%	54.7%	18.3%	198.9%	$201.27	$40.86	392.6%
10	Renaissance Long Beach	$219.88	$155.06	41.8%	60.6%	26.9%	125.3%	$133.25	$41.71	219.5%
11	Embassy Suites Chicago	$209.47	$127.45	64.4%	56.7%	16.8%	237.5%	$118.77	$21.41	454.7%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$185.09	$—	100%	59.5%	0.0%	100%	$110.13	$—	100%
13	Embassy Suites La Jolla	$207.46	$125.57	65.2%	63.1%	67.2%	(6.1)%	$130.91	$84.38	55.1%
14	The Bidwell Marriott Portland	$163.54	$176.14	(7.2)%	37.0%	0.3%	12,233.3%	$60.51	$0.53	11,317.0%
15	Hilton New Orleans St. Charles	$212.99	$113.39	87.8%	28.6%	52.1%	(45.1)%	$60.92	$59.08	3.1%
16	Oceans Edge Resort & Marina	$274.39	$201.48	36.2%	66.9%	48.2%	38.8%	$183.57	$97.11	89.0%

	16 Hotel Portfolio (1)	$240.15	$146.10	64.4%	50.4%	17.9%	181.6%	$121.04	$26.15	362.9%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,260.14	N/A	100%	66.5%	N/A	100%	$837.99	N/A	100%

	17 Hotel Portfolio (3)	$259.95			50.6%			$131.53

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 43

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

September 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	September			September			September
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$224.03	$257.36	(13.0)%	52.5%	82.9%	(36.7)%	$117.62	$213.35	(44.9)%
2	Boston Park Plaza	$207.71	$260.88	(20.4)%	57.2%	92.8%	(38.4)%	$118.81	$242.10	(50.9)%
3	Hyatt Regency San Francisco (4)	$204.35	$346.35	(41.0)%	52.7%	92.0%	(42.7)%	$107.69	$318.64	(66.2)%
4	Renaissance Washington DC	$178.50	$241.91	(26.2)%	19.6%	77.6%	(74.7)%	$34.99	$187.72	(81.4)%
5	Renaissance Orlando at SeaWorld ®	$149.31	$137.96	8.2%	32.8%	57.6%	(43.1)%	$48.97	$79.46	(38.4)%
6	Wailea Beach Resort	$506.35	$377.76	34.0%	68.1%	81.7%	(16.6)%	$344.82	$308.63	11.7%
7	JW Marriott New Orleans	$232.85	$196.47	18.5%	55.4%	81.1%	(31.7)%	$129.00	$159.34	(19.0)%
8	Hyatt Centric Chicago Magnificent Mile	$191.56	$234.36	(18.3)%	62.7%	88.4%	(29.1)%	$120.11	$207.17	(42.0)%
9	Marriott Boston Long Wharf	$367.95	$399.27	(7.8)%	54.7%	92.2%	(40.7)%	$201.27	$368.13	(45.3)%
10	Renaissance Long Beach	$219.88	$186.59	17.8%	60.6%	83.2%	(27.2)%	$133.25	$155.24	(14.2)%
11	Embassy Suites Chicago	$209.47	$235.05	(10.9)%	56.7%	91.8%	(38.2)%	$118.77	$215.78	(45.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$185.09	$213.89	(13.5)%	59.5%	91.3%	(34.8)%	$110.13	$195.28	(43.6)%
13	Embassy Suites La Jolla	$207.46	$197.17	5.2%	63.1%	85.0%	(25.8)%	$130.91	$167.59	(21.9)%
14	The Bidwell Marriott Portland	$163.54	$209.62	(22.0)%	37.0%	81.7%	(54.7)%	$60.51	$171.26	(64.7)%
15	Hilton New Orleans St. Charles	$212.99	$155.60	36.9%	28.6%	76.5%	(62.6)%	$60.92	$119.03	(48.8)%
16	Oceans Edge Resort & Marina (4)	$274.39	$137.75	99.2%	66.9%	70.1%	(4.6)%	$183.57	$96.56	90.1%

	16 Hotel Portfolio (1)	$240.15	$253.96	(5.4)%	50.4%	83.1%	(39.4)%	$121.04	$211.04	(42.6)%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,260.14	N/A	100%	66.5%	N/A	100%	$837.99	N/A	100%

	17 Hotel Portfolio (3)	$259.95			50.6%			$131.53

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 44

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

Q3 YTD 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$202.62	$220.75	(8.2)%	44.1%	25.9%	70.3%	$89.36	$57.17	56.3%
2	Boston Park Plaza	$166.83	$147.00	13.5%	33.4%	26.1%	28.0%	$55.72	$38.37	45.2%
3	Hyatt Regency San Francisco	$197.60	$321.32	(38.5)%	27.9%	20.0%	39.5%	$55.13	$64.26	(14.2)%
4	Renaissance Washington DC	$140.68	$221.53	(36.5)%	42.8%	19.5%	119.5%	$60.21	$43.20	39.4%
5	Renaissance Orlando at SeaWorld ®	$144.32	$193.73	(25.5)%	37.2%	19.4%	91.8%	$53.69	$37.58	42.9%
6	Wailea Beach Resort	$601.59	$551.06	9.2%	63.1%	25.3%	149.4%	$379.60	$139.42	172.3%
7	JW Marriott New Orleans	$174.01	$214.59	(18.9)%	41.3%	25.3%	63.2%	$71.87	$54.29	32.4%
8	Hyatt Centric Chicago Magnificent Mile	$176.76	$131.15	34.8%	32.1%	18.0%	78.3%	$56.74	$23.61	140.3%
9	Marriott Boston Long Wharf	$321.78	$229.97	39.9%	34.9%	25.5%	36.9%	$112.30	$58.64	91.5%
10	Renaissance Long Beach	$176.63	$161.69	9.2%	60.2%	37.9%	58.8%	$106.33	$61.28	73.5%
11	Embassy Suites Chicago	$171.40	$123.89	38.3%	39.9%	25.0%	59.6%	$68.39	$30.97	120.8%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$149.19	$98.91	50.8%	34.1%	15.5%	120.0%	$50.87	$15.33	231.8%
13	Embassy Suites La Jolla	$185.01	$148.63	24.5%	56.2%	53.3%	5.4%	$103.98	$79.22	31.3%
14	The Bidwell Marriott Portland (4)	$156.99	$141.81	10.7%	24.0%	12.9%	86.0%	$37.68	$18.29	106.0%
15	Hilton New Orleans St. Charles	$133.92	$161.42	(17.0)%	36.2%	30.2%	19.9%	$48.48	$48.75	(0.6)%
16	Oceans Edge Resort & Marina	$399.96	$286.57	39.6%	78.9%	44.7%	76.5%	$315.57	$128.10	146.3%

	16 Hotel Portfolio (1)	$228.27	$216.47	5.5%	41.0%	24.9%	64.7%	$93.59	$53.90	73.6%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,095.70	N/A	100%	48.6%	N/A	100%	$532.51	N/A	100%

	17 Hotel Portfolio (3)	$243.43			41.1%			$100.05

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 45

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

Q3 YTD 2021/2019

		ADR				Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Nine Months Ended September 30,				For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2021		2019	Change	2021	2019	Change	2021	2019		Change
1	Hilton San Diego Bayfront (4)	$202.62		$257.32	(21.3)%	44.1%	81.1%	(45.6)%	$89.36		$208.69	(57.2)%
2	Boston Park Plaza	$166.83		$217.24	(23.2)%	33.4%	91.4%	(63.5)%	$55.72		$198.56	(71.9)%
3	Hyatt Regency San Francisco (4)	$197.60		$322.89	(38.8)%	27.9%	89.2%	(68.7)%	$55.13		$288.02	(80.9)%
4	Renaissance Washington DC	$140.68		$230.93	(39.1)%	42.8%	79.7%	(46.3)%	$60.21		$184.05	(67.3)%
5	Renaissance Orlando at SeaWorld ®	$144.32		$165.99	(13.1)%	37.2%	78.1%	(52.4)%	$53.69		$129.64	(58.6)%
6	Wailea Beach Resort	$601.59		$469.49	28.1%	63.1%	91.7%	(31.2)%	$379.60		$430.52	(11.8)%
7	JW Marriott New Orleans	$174.01		$205.67	(15.4)%	41.3%	84.4%	(51.1)%	$71.87		$173.59	(58.6)%
8	Hyatt Centric Chicago Magnificent Mile	$176.76		$193.29	(8.6)%	32.1%	82.5%	(61.1)%	$56.74		$159.46	(64.4)%
9	Marriott Boston Long Wharf	$321.78		$337.94	(4.8)%	34.9%	87.5%	(60.1)%	$112.30		$295.70	(62.0)%
10	Renaissance Long Beach	$176.63		$193.19	(8.6)%	60.2%	82.9%	(27.4)%	$106.33		$160.15	(33.6)%
11	Embassy Suites Chicago	$171.40		$192.22	(10.8)%	39.9%	88.7%	(55.0)%	$68.39		$170.50	(59.9)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$149.19		$171.65	(13.1)%	34.1%	83.0%	(58.9)%	$50.87		$142.47	(64.3)%
13	Embassy Suites La Jolla	$185.01		$206.01	(10.2)%	56.2%	88.9%	(36.8)%	$103.98		$183.14	(43.2)%
14	The Bidwell Marriott Portland	$156.99		$190.04	(17.4)%	24.0%	85.2%	(71.8)%	$37.68		$161.91	(76.7)%
15	Hilton New Orleans St. Charles	$133.92		$168.21	(20.4)%	36.2%	76.6%	(52.7)%	$48.48		$128.85	(62.4)%
16	Oceans Edge Resort & Marina (4)	$399.96		$244.81	63.4%	78.9%	90.2%	(12.5)%	$315.57		$220.82	42.9%

	16 Hotel Portfolio (1)	$228.27		$245.26	(6.9)%	41.0%	84.9%	(51.7)%	$93.59		$208.23	(55.1)%

	Non-comparable Hotel (2)
	Montage Healdsburg	$1,095.70	$	N/A	100%	48.6%	N/A	100%	$532.51	$	N/A	100%

	17 Hotel Portfolio (3)	$243.43				41.1%			$100.05

*Footnotes on page 47

PROPERTY-LEVEL OPERATING STATISTICS	Page 46

Supplemental Financial Information November 4, 2021

Property-Level Operating Statistics

Q3, July, August, September and Q3 YTD 2021/2020 and 2021/2019 Footnotes

(1)	16 Hotel Portfolio includes the same hotels owned during the reporting periods.
(2)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly-developed hotel is considered non-comparable as it did not open until December 2020. Operating statistics for the first nine months of 2021 include prior ownership results obtained by the Company from the prior owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021, except the Renaissance Westchester, which was considered held for sale due to its sale in October 2021.
(4)	Operating statistics for the first nine months of 2020 are impacted by a room renovation at The Bidwell Marriott Portland. Operating statistics for July, August, September, the third quarter and the first nine months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL OPERATING STATISTICS	Page 47

Supplemental Financial Information November 4, 2021

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2021

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$25,726	$3,732	$402	$3,165	$721	$8,020	31.2%
2	Boston Park Plaza	12,852	(4,103)	—	4,494	—	391	3.0%
3	Hyatt Regency San Francisco	10,413	(4,530)	—	3,196	—	(1,334)	(12.8)%
4	Renaissance Washington DC	3,689	(4,195)	—	1,867	—	(2,328)	(63.1)%
5	Renaissance Orlando at SeaWorld ®	9,681	(794)	—	2,168	—	1,374	14.2%
6	Wailea Beach Resort	35,885	11,915	—	4,092	—	16,007	44.6%
7	JW Marriott New Orleans	6,027	(982)	432	1,607	852	1,909	31.7%
8	Hyatt Centric Chicago Magnificent Mile	5,536	(1,125)	(103)	1,139	351	262	4.7%
9	Marriott Boston Long Wharf	10,406	234	—	2,784	—	3,018	29.0%
10	Renaissance Long Beach	5,924	1,203	(6)	769	—	1,966	33.2%
11	Embassy Suites Chicago	4,714	344	189	753	—	1,286	27.3%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,822	235	180	561	—	976	25.5%
13	Embassy Suites La Jolla	5,468	738	—	906	613	2,257	41.3%
14	The Bidwell Marriott Portland	2,031	(628)	—	809	—	181	8.9%
15	Hilton New Orleans St. Charles	1,632	(1,611)	1,191	616	—	196	12.0%
16	Oceans Edge Resort & Marina	6,483	1,380	—	887	—	2,267	35.0%
17	Montage Healdsburg	15,381	1,395	—	2,240	—	3,635	23.6%

	17 Hotel Portfolio (3)	165,670	3,208	2,285	32,053	2,537	40,083	24.2%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(15,381)	(1,395)	—	(2,240)	—	(3,635)	23.6%

	16 Hotel Portfolio (5)	150,289	1,813	2,285	29,813	2,537	36,448	24.3%

	Add: Non-comparable Hotel (4)
	Montage Healdsburg	15,381	1,395	—	2,240	—	3,635	23.6%

	Add: Held for Sale/Sold/Disposed Hotels (6)	67	(4,870)	4,562	269	—	(39)	(58.2)%

	Actual Portfolio (7)	$165,737	$(1,662)	$6,847	$32,322	$2,537	$40,044	24.2%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2020

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$5,192	$(7,269)	$(292)	$3,230	$975	$(3,356)	(64.6)%
2	Boston Park Plaza	3,377	(7,343)	(250)	4,520	—	(3,073)	(91.0)%
3	Hyatt Regency San Francisco	310	(7,785)	(41)	3,262	—	(4,564)	(1,472.3)%
4	Renaissance Washington DC	462	(7,587)	252	1,926	1,645	(3,764)	(814.7)%
5	Renaissance Orlando at SeaWorld ®	13	(5,898)	436	2,525	—	(2,937)	(22,592.3)%
6	Wailea Beach Resort	285	(7,722)	232	4,051	—	(3,439)	(1,206.7)%
7	JW Marriott New Orleans	1,036	(3,889)	66	1,612	871	(1,340)	(129.3)%
8	Hyatt Centric Chicago Magnificent Mile	409	(3,385)	(508)	1,160	351	(2,382)	(582.4)%
9	Marriott Boston Long Wharf	1,953	(4,702)	(22)	2,773	—	(1,951)	(99.9)%
10	Renaissance Long Beach	1,489	(1,647)	218	957	—	(472)	(31.7)%
11	Embassy Suites Chicago	956	(2,201)	11	754	—	(1,436)	(150.2)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	344	(1,979)	8	673	—	(1,298)	(377.3)%
13	Embassy Suites La Jolla	2,748	(1,357)	—	1,038	627	308	11.2%
14	The Bidwell Marriott Portland	23	(1,271)	(4)	356	—	(919)	(3,995.7)%
15	Hilton New Orleans St. Charles	841	(898)	(1)	624	—	(275)	(32.7)%
16	Oceans Edge Resort & Marina	2,902	(499)	(13)	880	—	368	12.7%

	16 Hotel Portfolio (5)	22,340	(65,432)	92	30,341	4,469	(30,530)	(136.7)%

	Add: Held for Sale/Sold/Disposed Hotels (6)	1,952	(17,438)	5,946	2,408	2,098	(6,986)	(357.9)%

	Actual Portfolio (7)	$24,292	$(82,870)	$6,038	$32,749	$6,567	$(37,516)	(154.4)%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2019

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (8)	$43,134	$10,013	$(290)	$3,173	$2,124	$15,020	34.8%
2	Boston Park Plaza	30,195	6,792	—	4,497	—	11,289	37.4%
3	Hyatt Regency San Francisco (8)	27,985	3,688	305	3,123	—	7,116	25.4%
4	Renaissance Washington DC	18,912	82	—	2,363	1,691	4,136	21.9%
5	Renaissance Orlando at SeaWorld ®	14,928	1,022	—	2,603	—	3,625	24.3%
6	Wailea Beach Resort	29,932	7,718	—	3,926	—	11,644	38.9%
7	JW Marriott New Orleans	8,143	(33)	2	1,605	891	2,465	30.3%
8	Hyatt Centric Chicago Magnificent Mile	9,559	799	(350)	1,448	350	2,247	23.5%
9	Marriott Boston Long Wharf	18,269	5,266	—	2,728	—	7,994	43.8%
10	Renaissance Long Beach	7,243	1,243	—	973	—	2,216	30.6%
11	Embassy Suites Chicago	7,745	1,957	—	745	—	2,702	34.9%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,198	1,440	10	662	—	2,112	34.1%
13	Embassy Suites La Jolla	7,045	1,376	—	1,037	640	3,053	43.3%
14	The Bidwell Marriott Portland	4,858	1,778	—	403	—	2,181	44.9%
15	Hilton New Orleans St. Charles	2,589	(243)	—	635	—	392	15.1%
16	Oceans Edge Resort & Marina (8)	4,128	(94)	—	789	—	695	16.8%

	16 Hotel Portfolio (5)	240,863	42,804	(323)	30,710	5,696	78,887	32.8%

	Add: Held for Sale/Sold/Disposed Hotels (6)	40,754	(40)	(191)	6,605	1,504	7,878	19.3%

	Actual Portfolio (7)	$281,617	$42,764	$(514)	$37,315	$7,200	$86,765	30.8%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $6,847 for the third quarter of 2021 include: Hilton San Diego Bayfront $402, including $(289) amortization of the operating lease right-of-use assets and liabilities and $691 lawsuit settlement costs; JW Marriott New Orleans $432, including $2 amortization of the operating lease right-of-use assets and liabilities and $430 Hurricane Ida-related losses; Hyatt Centric Chicago Magnificent Mile $(103), including $(351) finance lease obligation interest - cash ground rent and $248 prior year property tax assessment; Renaissance Long Beach $(6) prior year property tax credit; Embassy Suites Chicago $189 prior year property tax assessment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $180, including $6 amortization of the operating lease right-of-use assets and liabilities and $174 prior year property tax assessment; Hilton New Orleans St. Charles $1,191 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $4,562 severance.
b)	Other Adjustments of $6,038 for the third quarter of 2020 include: Hilton San Diego Bayfront $(292), including $(291) amortization of the operating lease right-of-use assets and liabilities and $(1) COVID-19-related severance accrual adjustment; Boston Park Plaza $(250), including $(11) COVID-19-related severance accrual adjustment and $(239) credit card merchant class action settlement proceeds; Hyatt Regency San Francisco $(41), including $54 COVID-19-related severance and $(95) credit adjustment to taxes assessed on commercial rents; Renaissance Washington DC $252 COVID-19-related severance; Renaissance Orlando at SeaWorld® $436 COVID-19-related severance; Wailea Beach Resort $232 COVID-19-related severance; JW Marriott New Orleans $66, including $1 amortization of the operating lease right-of-use assets and liabilities and $65 COVID-19-related severance; Hyatt Centric Chicago Magnificent Mile $(508), including $(351) finance lease obligation interest - cash ground rent, $3 COVID-19-related severance and $(160) credit card merchant class action settlement proceeds; Marriott Boston Long Wharf $(22) COVID-19-related severance accrual adjustment; Renaissance Long Beach $218, including $(12) prior year property tax credit and $230 COVID-19-related severance; Embassy Suites Chicago $11 COVID-19-related severance; Hilton Garden Inn Chicago Downtown/Magnificent Mile $8 amortization of the operating lease right-of-use assets and liabilities; The Bidwell Marriott Portland $(4) COVID-19-related severance accrual adjustment; Hilton New Orleans St. Charles $(1) COVID-19-related severance accrual adjustment; Oceans Edge Resort & Marina $(13) credit card merchant class action settlement proceeds; and Held for Sale/Sold/Disposed Hotels $5,946, including $(6) amortization of the operating lease right-of-use assets and liabilities, $5,600 COVID-19-related severance, $515 legal fees and $(163) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(514) for the third quarter of 2019 include: Hilton San Diego Bayfront $(290) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $305 taxes assessed on commercial rents; JW Marriott New Orleans $2 amortization of the operating lease right-of-use assets and liabilities; Hyatt Centric Chicago Magnificent Mile $(350) finance lease obligation interest - cash ground rent; Hilton Garden Inn Chicago Downtown/Magnificent Mile $10 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $(191), including $57 amortization of the operating lease right-of-use assets and liabilities, $(239) finance lease obligation interest - cash ground rent and $(9) prior year property tax credit.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, including any appeal fees. In the third quarter of 2021, a total of $605 in prior year property tax assessments, net was received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile and the Renaissance Long Beach. In the third quarter of 2020, a $(12) prior year property tax credit was received at the Renaissance Long Beach. In the third quarter of 2019, a $(9) prior year property tax credit was received at the Held for Sale/Sold/Disposed Hotels.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021, except the Renaissance Westchester, which was considered held for sale due to its sale in October 2021.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2021/2020/2019 Footnotes (continued)

(In thousands)

(4)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly-developed hotel is considered non-comparable as it did not open until December 2020.
(5)	16 Hotel Portfolio includes the same hotels owned during the third quarters of 2021, 2020 and 2019.
(6)	Held for Sale/Sold/Disposed Hotels includes results for the Renaissance Westchester, considered held for sale as of September 30, 2021 due to its sale in October 2021, the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for the third quarter of 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(7)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company during the quarters ended September 30, 2021, 2020 and 2019, respectively.
(8)	Hotel Adjusted EBITDAre for the third quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 53

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

July 2021

	Hotels sorted by number of rooms	For the Month of July 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$9,712	$2,358	$(97)	$1,056	$217	$3,534	36.4%
2	Boston Park Plaza	3,804	(1,679)	—	1,500	—	(179)	(4.7)%
3	Hyatt Regency San Francisco	3,618	(1,261)	—	1,066	—	(195)	(5.4)%
4	Renaissance Washington DC	659	(1,967)	—	623	—	(1,344)	(203.9)%
5	Renaissance Orlando at SeaWorld ®	5,049	813	—	723	—	1,536	30.4%
6	Wailea Beach Resort	14,043	5,688	—	1,367	—	7,055	50.2%
7	JW Marriott New Orleans	2,091	(265)	1	536	289	561	26.8%
8	Hyatt Centric Chicago Magnificent Mile	1,760	(325)	(117)	380	117	55	3.1%
9	Marriott Boston Long Wharf	3,589	258	—	925	—	1,183	33.0%
10	Renaissance Long Beach	2,238	661	—	257	—	918	41.0%
11	Embassy Suites Chicago	1,883	279	—	251	—	530	28.1%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,489	267	2	185	—	454	30.5%
13	Embassy Suites La Jolla	2,377	734	—	302	208	1,244	52.3%
14	The Bidwell Marriott Portland	733	(117)	—	270	—	153	20.9%
15	Hilton New Orleans St. Charles	749	(16)	—	207	—	191	25.5%
16	Oceans Edge Resort & Marina	2,982	1,052	—	294	—	1,346	45.1%
17	Montage Healdsburg	5,445	768	—	750	—	1,518	27.9%

	17 Hotel Portfolio (2)	62,221	7,248	(211)	10,692	831	18,560	29.8%

	Less: Non-comparable Hotel (3)
	Montage Healdsburg	(5,445)	(768)	—	(750)	—	(1,518)	27.9%

	16 Hotel Portfolio (4)	56,776	6,480	(211)	9,942	831	17,042	30.0%

	Add: Non-comparable Hotel (3)
	Montage Healdsburg	5,445	768	—	750	—	1,518	27.9%

	Add: Held for Sale/Sold/Disposed Hotels (5)	10	(343)	—	90	—	(253)	(2,530.0)%

	Actual Portfolio (6)	$62,231	$6,905	$(211)	$10,782	$831	$18,307	29.4%

*Footnotes on page 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 54

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

July 2020

	Hotels sorted by number of rooms	For the Month of July 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$36	$(3,298)	$(97)	$1,073	$331	$(1,991)	(5,530.6)%
2	Boston Park Plaza	917	(2,632)	(17)	1,505	—	(1,144)	(124.8)%
3	Hyatt Regency San Francisco	63	(2,551)	(18)	1,079	—	(1,490)	(2,365.1)%
4	Renaissance Washington DC	59	(2,223)	20	632	550	(1,021)	(1,730.5)%
5	Renaissance Orlando at SeaWorld ®	5	(1,769)	112	866	—	(791)	(15,820.0)%
6	Wailea Beach Resort	77	(2,185)	—	1,346	—	(839)	(1,089.6)%
7	JW Marriott New Orleans	164	(1,378)	3	537	294	(544)	(331.7)%
8	Hyatt Centric Chicago Magnificent Mile	108	(1,184)	(114)	387	117	(794)	(735.2)%
9	Marriott Boston Long Wharf	467	(1,527)	—	920	—	(607)	(130.0)%
10	Renaissance Long Beach	449	(367)	—	329	—	(38)	(8.5)%
11	Embassy Suites Chicago	284	(780)	15	247	—	(518)	(182.4)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	47	(692)	3	225	—	(464)	(987.2)%
13	Embassy Suites La Jolla	790	(528)	—	348	211	31	3.9%
14	The Bidwell Marriott Portland	—	(385)	—	115	—	(270)	N/A
15	Hilton New Orleans St. Charles	61	(454)	—	209	—	(245)	(401.6)%
16	Oceans Edge Resort & Marina	1,130	(25)	—	293	—	268	23.7%

	16 Hotel Portfolio (4)	4,657	(21,978)	(93)	10,111	1,503	(10,457)	(224.5)%

	Add: Held for Sale/Sold/Disposed Hotels (5)	571	(4,077)	2	795	673	(2,607)	(456.6)%

	Actual Portfolio (6)	$5,228	$(26,055)	$(91)	$10,906	$2,176	$(13,064)	(249.9)%

*Footnotes on page 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 55

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

July 2019

	Hotels sorted by number of rooms	For the Month of July 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront (7)	$16,929	$4,862	$(97)	$1,054	$739	$6,558	38.7%
2	Boston Park Plaza	9,719	2,055	—	1,498	—	3,553	36.6%
3	Hyatt Regency San Francisco (7)	8,219	559	106	1,043	—	1,708	20.8%
4	Renaissance Washington DC	6,452	10	—	825	565	1,400	21.7%
5	Renaissance Orlando at SeaWorld ®	5,723	552	—	869	—	1,421	24.8%
6	Wailea Beach Resort	11,733	3,783	—	1,307	—	5,090	43.4%
7	JW Marriott New Orleans	2,605	(180)	—	540	300	660	25.3%
8	Hyatt Centric Chicago Magnificent Mile	3,018	162	(117)	483	117	645	21.4%
9	Marriott Boston Long Wharf	6,054	1,677	—	908	—	2,585	42.7%
10	Renaissance Long Beach	2,498	458	—	323	—	781	31.3%
11	Embassy Suites Chicago	2,511	582	—	248	—	830	33.1%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,926	402	3	219	—	624	32.4%
13	Embassy Suites La Jolla	2,678	707	—	347	216	1,270	47.4%
14	The Bidwell Marriott Portland	1,667	620	—	134	—	754	45.2%
15	Hilton New Orleans St. Charles	836	(84)	—	212	—	128	15.3%
16	Oceans Edge Resort & Marina (7)	1,785	214	—	263	—	477	26.7%

	16 Hotel Portfolio (4)	84,353	16,379	(105)	10,273	1,937	28,484	33.8%

	Add: Held for Sale/Sold/Disposed Hotels (5)	13,177	(486)	(62)	2,200	505	2,157	16.4%

	Actual Portfolio (6)	$97,530	$15,893	$(167)	$12,473	$2,442	$30,641	31.4%

*Footnotes on page 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 56

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

July 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $(211) for July 2021 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Hyatt Centric Chicago Magnificent Mile $(117) finance lease obligation interest - cash ground rent; and Hilton Garden Inn Chicago Downtown/Magnificent Mile $2 amortization of the operating lease right-of-use assets and liabilities.
b)	Other Adjustments of $(91) for July 2020 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Boston Park Plaza $(17) COVID-19-related severance accrual adjustment; Hyatt Regency San Francisco $(18) COVID-19-related severance accrual adjustment; Renaissance Washington DC $20 COVID-19-related severance; Renaissance Orlando at SeaWorld® $112 COVID-19-related severance; JW Marriott New Orleans $3 COVID-19-related severance; Hyatt Centric Chicago Magnificent Mile $(114), including $(117) finance lease obligation interest - cash ground rent and $3 COVID-19-related severance; Embassy Suites Chicago $15 COVID-19-related severance; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $2, including $(2) amortization of the operating lease right-of-use assets and liabilities and $4 COVID-19-related severance.
c)	Other Adjustments of $(167) for July 2019 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $106 taxes assessed on commercial rents; Hyatt Centric Chicago Magnificent Mile $(117) finance lease obligation interest - cash ground rent; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $(62), including $17 amortization of the operating lease right-of-use assets and liabilities and $(79) finance lease obligation interest - cash ground rent.
(2)	17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021, except the Renaissance Westchester, which was considered held for sale due to its sale in October 2021.
(3)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly-developed hotel is considered non-comparable as it did not open until December 2020.
(4)	16 Hotel Portfolio includes the same hotels owned during July 2021, 2020 and 2019.
(5)	Held for Sale/Sold/Disposed Hotels includes results for the Renaissance Westchester, considered held for sale as of September 30, 2021 due to its sale in October 2021, the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for July 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(6)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company during the months ended July 31, 2021, 2020 and 2019, respectively.
(7)	Hotel Adjusted EBITDAre for July 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 57

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

August 2021

	Hotels sorted by number of rooms	For the Month of August 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$9,461	$2,011	$(97)	$1,054	$217	$3,185	33.7%
2	Boston Park Plaza	3,731	(1,743)	—	1,498	—	(245)	(6.6)%
3	Hyatt Regency San Francisco	3,138	(1,742)	—	1,064	—	(678)	(21.6)%
4	Renaissance Washington DC	1,685	(924)	—	622	—	(302)	(17.9)%
5	Renaissance Orlando at SeaWorld ®	2,231	(809)	—	720	—	(89)	(4.0)%
6	Wailea Beach Resort	12,745	4,119	—	1,368	—	5,487	43.1%
7	JW Marriott New Orleans	1,135	(875)	—	535	286	(54)	(4.8)%
8	Hyatt Centric Chicago Magnificent Mile	1,817	(615)	131	380	117	13	0.7%
9	Marriott Boston Long Wharf	3,353	(64)	—	926	—	862	25.7%
10	Renaissance Long Beach	1,729	242	—	256	—	498	28.8%
11	Embassy Suites Chicago	1,340	(509)	189	251	—	(69)	(5.1)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,015	(523)	176	185	—	(162)	(16.0)%
13	Embassy Suites La Jolla	1,558	(9)	—	302	206	499	32.0%
14	The Bidwell Marriott Portland	736	(177)	—	269	—	92	12.5%
15	Hilton New Orleans St. Charles	371	(299)	—	207	—	(92)	(24.8)%
16	Oceans Edge Resort & Marina	1,958	333	—	296	—	629	32.1%
17	Montage Healdsburg	4,393	(43)	—	745	—	702	16.0%

	17 Hotel Portfolio (3)	52,396	(1,627)	399	10,678	826	10,276	19.6%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(4,393)	43	—	(745)	—	(702)	16.0%

	16 Hotel Portfolio (5)	48,003	(1,584)	399	9,933	826	9,574	19.9%

	Add: Non-comparable Hotel (4)
	Montage Healdsburg	4,393	(43)	—	745	—	702	16.0%

	Add: Held for Sale/Sold/Disposed Hotels (6)	10	(358)	—	90	—	(268)	(2,680.0)%

	Actual Portfolio (7)	$52,406	$(1,985)	$399	$10,768	$826	$10,008	19.1%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 58

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

August 2020

	Hotels sorted by number of rooms	For the Month of August 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$1,635	$(2,354)	$(96)	$1,078	$328	$(1,044)	(63.9)%
2	Boston Park Plaza	1,098	(2,622)	(1)	1,507	—	(1,116)	(101.6)%
3	Hyatt Regency San Francisco	118	(2,650)	(95)	1,091	—	(1,654)	(1,401.7)%
4	Renaissance Washington DC	255	(2,914)	—	659	548	(1,707)	(669.4)%
5	Renaissance Orlando at SeaWorld ®	14	(2,226)	361	825	—	(1,040)	(7,428.6)%
6	Wailea Beach Resort	49	(3,049)	9	1,352	—	(1,688)	(3,444.9)%
7	JW Marriott New Orleans	362	(1,332)	(12)	537	295	(512)	(141.4)%
8	Hyatt Centric Chicago Magnificent Mile	148	(1,036)	(117)	387	117	(649)	(438.5)%
9	Marriott Boston Long Wharf	771	(1,785)	—	925	—	(860)	(111.5)%
10	Renaissance Long Beach	462	(864)	163	315	—	(386)	(83.5)%
11	Embassy Suites Chicago	282	(741)	—	253	—	(488)	(173.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	241	(515)	3	224	—	(288)	(119.5)%
13	Embassy Suites La Jolla	928	(470)	—	347	212	89	9.6%
14	The Bidwell Marriott Portland	—	(439)	—	113	—	(326)	N/A
15	Hilton New Orleans St. Charles	211	(369)	—	208	—	(161)	(76.3)%
16	Oceans Edge Resort & Marina	893	(245)	—	293	—	48	5.4%

	16 Hotel Portfolio (5)	7,467	(23,611)	215	10,114	1,500	(11,782)	(157.8)%

	Add: Held for Sale/Sold/Disposed Hotels (6)	675	(3,801)	127	806	673	(2,195)	(325.2)%

	Actual Portfolio (7)	$8,142	$(27,412)	$342	$10,920	$2,173	$(13,977)	(171.7)%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 59

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

August 2019

	Hotels sorted by number of rooms	For the Month of August 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront (8)	$13,381	$2,585	$(97)	$1,054	$716	$4,258	31.8%
2	Boston Park Plaza	9,213	1,646	—	1,500	—	3,146	34.1%
3	Hyatt Regency San Francisco (8)	9,145	1,285	70	1,040	—	2,395	26.2%
4	Renaissance Washington DC	4,935	(865)	—	821	564	520	10.5%
5	Renaissance Orlando at SeaWorld ®	4,676	234	—	866	—	1,100	23.5%
6	Wailea Beach Resort	10,315	2,586	—	1,311	—	3,897	37.8%
7	JW Marriott New Orleans	2,520	(127)	1	538	301	713	28.3%
8	Hyatt Centric Chicago Magnificent Mile	3,126	209	(117)	483	117	692	22.1%
9	Marriott Boston Long Wharf	5,876	1,602	—	909	—	2,511	42.7%
10	Renaissance Long Beach	2,286	302	—	323	—	625	27.3%
11	Embassy Suites Chicago	2,486	572	—	248	—	820	33.0%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,994	388	3	221	—	612	30.7%
13	Embassy Suites La Jolla	2,313	344	—	345	217	906	39.2%
14	The Bidwell Marriott Portland	1,726	681	—	134	—	815	47.2%
15	Hilton New Orleans St. Charles	743	(163)	—	212	—	49	6.6%
16	Oceans Edge Resort & Marina (8)	1,454	(3)	—	263	—	260	17.9%

	16 Hotel Portfolio (5)	76,189	11,276	(140)	10,268	1,915	23,319	30.6%

	Add: Held for Sale/Sold/Disposed Hotels (6)	13,216	(331)	(61)	2,198	506	2,312	17.5%

	Actual Portfolio (7)	$89,405	$10,945	$(201)	$12,466	$2,421	$25,631	28.7%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 60

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

August 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $399 for August 2021 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Centric Chicago Magnificent Mile $131, including $(117) finance lease obligation interest - cash ground rent and $248 prior year property tax assessment; Embassy Suites Chicago $189 prior year property tax assessment; and Hilton Garden Inn Chicago Downtown/Magnificent Mile $176, including $2 amortization of the operating lease right-of-use assets and liabilities and $174 prior year property tax assessment.
b)	Other Adjustments of $342 for August 2020 include: Hilton San Diego Bayfront $(96), including $(97) amortization of the operating lease right-of-use assets and liabilities and $1 COVID-19-related severance; Boston Park Plaza $(1) COVID-19-related severance accrual adjustment; Hyatt Regency San Francisco $(95) credit adjustment to taxes assessed on commercial rents; Renaissance Orlando at SeaWorld® $361 COVID-19-related severance; Wailea Beach Resort $9 COVID-19-related severance; JW Marriott New Orleans $(12) COVID-19-related severance accrual adjustment; Hyatt Centric Chicago Magnificent Mile $(117) finance lease obligation interest - cash ground rent; Renaissance Long Beach $163 COVID-19-related severance; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $127, including $(2) amortization of the operating lease right-of-use assets and liabilities and $129 COVID-19-related severance.
c)	Other Adjustments of $(201) for August 2019 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $70 taxes assessed on commercial rents; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Hyatt Centric Chicago Magnificent Mile $(117) finance lease obligation interest - cash ground rent; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $(61), including $19 amortization of the operating lease right-of-use assets and liabilities and $(80) finance lease obligation interest - cash ground rent.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, including any appeal fees. In August 2021 a total of $611 in prior year property tax assessments were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Centric Chicago Magnificent Mile.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021, except the Renaissance Westchester, which was considered held for sale due to its sale in October 2021.
(4)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly-developed hotel is considered non-comparable as it did not open until December 2020.
(5)	16 Hotel Portfolio includes the same hotels owned during August 2021, 2020 and 2019.
(6)	Held for Sale/Sold/Disposed Hotels includes results for the Renaissance Westchester, considered held for sale as of September 30, 2021 due to its sale in October 2021, the Renaissance Los Angeles Airport, sold in December 2020, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for August 2019 also includes results for the Courtyard by Marriott Los Angeles and the Renaissance Harborplace, sold in October 2019 and July 2020, respectively.
(7)	Actual Portfolio includes results for 18 hotels, 19 hotels and 21 hotels owned by the Company during the months ended August 31, 2021, 2020 and 2019, respectively.
(8)	Hotel Adjusted EBITDAre for August 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 61

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

September 2021

	Hotels sorted by number of rooms	For the Month of September 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$6,553	$(637)	$596	$1,055	$287	$1,301	19.9%
2	Boston Park Plaza	5,317	(681)	—	1,496	—	815	15.3%
3	Hyatt Regency San Francisco	3,657	(1,527)	—	1,066	—	(461)	(12.6)%
4	Renaissance Washington DC	1,345	(1,304)	—	622	—	(682)	(50.7)%
5	Renaissance Orlando at SeaWorld ®	2,401	(798)	—	725	—	(73)	(3.0)%
6	Wailea Beach Resort	9,097	2,108	—	1,357	—	3,465	38.1%
7	JW Marriott New Orleans	2,801	158	431	536	277	1,402	50.1%
8	Hyatt Centric Chicago Magnificent Mile	1,959	(185)	(117)	379	117	194	9.9%
9	Marriott Boston Long Wharf	3,464	40	—	933	—	973	28.1%
10	Renaissance Long Beach	1,957	300	(6)	256	—	550	28.1%
11	Embassy Suites Chicago	1,491	574	—	251	—	825	55.3%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,318	491	2	191	—	684	51.9%
13	Embassy Suites La Jolla	1,533	13	—	302	199	514	33.5%
14	The Bidwell Marriott Portland	562	(334)	—	270	—	(64)	(11.4)%
15	Hilton New Orleans St. Charles	512	(1,296)	1,191	202	—	97	18.9%
16	Oceans Edge Resort & Marina	1,543	(5)	—	297	—	292	18.9%
17	Montage Healdsburg	5,543	670	—	745	—	1,415	25.5%

	17 Hotel Portfolio (3)	51,053	(2,413)	2,097	10,683	880	11,247	22.0%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(5,543)	(670)	—	(745)	—	(1,415)	25.5%

	16 Hotel Portfolio (5)	45,510	(3,083)	2,097	9,938	880	9,832	21.6%

	Add: Non-comparable Hotel (4)
	Montage Healdsburg	5,543	670	—	745	—	1,415	25.5%

	Add: Held for Sale/Sold/Disposed Hotels (6)	47	(4,169)	4,562	89	—	482	1,025.5%

	Actual Portfolio (7)	$51,100	$(6,582)	$6,659	$10,772	$880	$11,729	23.0%

*Footnotes on pages 65 and 66

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 62

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

September 2020

	Hotels sorted by number of rooms	For the Month of September 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$3,521	$(1,617)	$(99)	$1,079	$316	$(321)	(9.1)%
2	Boston Park Plaza	1,362	(2,089)	(232)	1,508	—	(813)	(59.7)%
3	Hyatt Regency San Francisco	129	(2,584)	72	1,092	—	(1,420)	(1,100.8)%
4	Renaissance Washington DC	148	(2,450)	232	635	547	(1,036)	(700.0)%
5	Renaissance Orlando at SeaWorld ®	(6)	(1,903)	(37)	834	—	(1,106)	18,433.3%
6	Wailea Beach Resort	159	(2,488)	223	1,353	—	(912)	(573.6)%
7	JW Marriott New Orleans	510	(1,179)	75	538	282	(284)	(55.7)%
8	Hyatt Centric Chicago Magnificent Mile	153	(1,165)	(277)	386	117	(939)	(613.7)%
9	Marriott Boston Long Wharf	715	(1,390)	(22)	928	—	(484)	(67.7)%
10	Renaissance Long Beach	578	(416)	55	313	—	(48)	(8.3)%
11	Embassy Suites Chicago	390	(680)	(4)	254	—	(430)	(110.3)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	56	(772)	2	224	—	(546)	(975.0)%
13	Embassy Suites La Jolla	1,030	(359)	—	343	204	188	18.3%
14	The Bidwell Marriott Portland	23	(447)	(4)	128	—	(323)	(1,404.3)%
15	Hilton New Orleans St. Charles	569	(75)	(1)	207	—	131	23.0%
16	Oceans Edge Resort & Marina	879	(229)	(13)	294	—	52	5.9%

	16 Hotel Portfolio (5)	10,216	(19,843)	(30)	10,116	1,466	(8,291)	(81.2)%

	Add: Held for Sale/Sold/Disposed Hotels (6)	706	(9,560)	5,817	807	752	(2,184)	(309.3)%

	Actual Portfolio (7)	$10,922	$(29,403)	$5,787	$10,923	$2,218	$(10,475)	(95.9)%

*Footnotes on pages 65 and 66

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 63

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

September 2019

	Hotels sorted by number of rooms	For the Month of September 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (8)	$12,824	$2,566	$(96)	$1,065	$669	$4,204	32.8%
2	Boston Park Plaza	11,263	3,091	—	1,499	—	4,590	40.8%
3	Hyatt Regency San Francisco (8)	10,621	1,844	129	1,040	—	3,013	28.4%
4	Renaissance Washington DC	7,525	937	—	717	562	2,216	29.4%
5	Renaissance Orlando at SeaWorld ®	4,529	236	—	868	—	1,104	24.4%
6	Wailea Beach Resort	7,884	1,349	—	1,308	—	2,657	33.7%
7	JW Marriott New Orleans	3,018	274	1	527	290	1,092	36.2%
8	Hyatt Centric Chicago Magnificent Mile	3,415	428	(116)	482	116	910	26.6%
9	Marriott Boston Long Wharf	6,339	1,987	—	911	—	2,898	45.7%
10	Renaissance Long Beach	2,459	483	—	327	—	810	32.9%
11	Embassy Suites Chicago	2,748	803	—	249	—	1,052	38.3%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,278	650	4	222	—	876	38.5%
13	Embassy Suites La Jolla	2,054	325	—	345	207	877	42.7%
14	The Bidwell Marriott Portland	1,465	477	—	135	—	612	41.8%
15	Hilton New Orleans St. Charles	1,010	4	—	211	—	215	21.3%
16	Oceans Edge Resort & Marina (8)	889	(305)	—	263	—	(42)	(4.7)%

	16 Hotel Portfolio (5)	80,321	15,149	(78)	10,169	1,844	27,084	33.7%

	Add: Held for Sale/Sold/Disposed Hotels (6)	14,361	777	(68)	2,207	493	3,409	23.7%

	Actual Portfolio (7)	$94,682	$15,926	$(146)	$12,376	$2,337	$30,493	32.2%

*Footnotes on pages 65 and 66

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Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

September 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $6,659 for September 2021 include: Hilton San Diego Bayfront $596, including $(95) amortization of the operating lease right-of-use assets and liabilities and $691 lawsuit settlement costs; JW Marriott New Orleans $431, including $1 amortization of the operating lease right-of-use assets and liabilities and $430 Hurricane Ida-related losses; Hyatt Centric Chicago Magnificent Mile $(117) finance lease obligation interest - cash ground rent; Renaissance Long Beach $(6) prior year property tax credit; Hilton Garden Inn Chicago Downtown/Magnificent Mile $2 amortization of the operating lease right-of-use assets and liabilities; Hilton New Orleans St. Charles $1,191 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $4,562 severance.
b)	Other Adjustments of $5,787 for September 2020 include: Hilton San Diego Bayfront $(99), including $(97) amortization of the operating lease right-of-use assets and liabilities and $(2) COVID-19-related severance accrual adjustment; Boston Park Plaza $(232), including $7 COVID-19-related severance and $(239) credit card merchant class action settlement proceeds; Hyatt Regency San Francisco $72 COVID-19-related severance; Renaissance Washington DC $232 COVID-19-related severance; Renaissance Orlando at SeaWorld® $(37) COVID-19-related severance accrual adjustment; Wailea Beach Resort $223 COVID-19-related severance; JW Marriott New Orleans $75, including $1 amortization of the operating lease right-of-use assets and liabilities and $74 COVID-19-related severance; Hyatt Centric Chicago Magnificent Mile $(277), including $(117) finance lease obligation interest - cash ground rent and $(160) credit card merchant class action settlement proceeds; Marriott Boston Long Wharf $(22) COVID-19-related severance accrual adjustment; Renaissance Long Beach $55, including $(12) prior year property tax credit and $67 COVID-19-related severance; Embassy Suites Chicago $(4) COVID-19-related severance accrual adjustment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $2 amortization of the operating lease right-of-use assets and liabilities; The Bidwell Marriott Portland $(4) COVID-19-related severance accrual adjustment; Hilton New Orleans St. Charles $(1) COVID-19-related severance accrual adjustment; Oceans Edge Resort & Marina $(13) credit card merchant class action settlement; and Held for Sale/Sold/Disposed Hotels $5,817, including $(2) amortization of the operating lease right-of-use assets and liabilities, $5,467 COVID-19-related severance, $515 legal fees and $(163) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(146) for September 2019 include: Hilton San Diego Bayfront $(96) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $129 taxes assessed on commercial rents; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Hyatt Centric Chicago Magnificent Mile $(116) finance lease obligation interest - cash ground rent; Hilton Garden Inn Chicago Downtown/Magnificent Mile $4 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $(68), including $21 amortization of the operating lease right-of-use assets and liabilities, $(80) finance lease obligation interest - cash ground rent and $(9) prior year property tax credit.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, including any appeal fees. In September 2021, a $(6) prior year property tax credit was received at the Renaissance Long Beach. In September 2020, a $(12) prior year property tax credit was received at the Renaissance Long Beach. In September 2019, a credit of $(9) was received at the Held for Sale/Sold/Disposed Hotels.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021, except the Renaissance Westchester, which was considered held for sale due to its sale in October 2021.
(4)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly-developed hotel is considered non-comparable as it did not open until December 2020.

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Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

September 2021/2020/2019 Footnotes (continued)

(In thousands)

(5)	16 Hotel Portfolio includes the same hotels owned during September 2021, 2020 and 2019.
(6)	Held for Sale/Sold/Disposed Hotels includes results for the Renaissance Westchester, considered held for sale as of September 30, 2021 due to its sale in October 2021, the Renaissance Los Angeles Airport, sold in December 2020, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for September 2019 also includes results for the Courtyard by Marriott Los Angeles and the Renaissance Harborplace, sold in October 2019 and July 2020, respectively.
(7)	Actual Portfolio includes results for 18 hotels, 19 hotels and 21 hotels owned by the Company during the months ended September 30, 2021, 2020 and 2019, respectively.
(8)	Hotel Adjusted EBITDAre for September 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 66

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2021

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$43,440	$(6,533)	$(177)	$9,628	$2,002	$4,920	11.3%
2	Boston Park Plaza	21,323	(19,332)	—	13,439	—	(5,893)	(27.6)%
3	Hyatt Regency San Francisco	16,128	(18,013)	—	9,643	—	(8,370)	(51.9)%
4	Renaissance Washington DC	15,892	(5,753)	(72)	5,631	—	(194)	(1.2)%
5	Renaissance Orlando at SeaWorld ®	21,680	(5,774)	—	6,585	—	811	3.7%
6	Wailea Beach Resort	76,786	20,335	—	12,278	—	32,613	42.5%
7	JW Marriott New Orleans	12,714	(5,262)	429	4,828	2,540	2,535	19.9%
8	Hyatt Centric Chicago Magnificent Mile	8,103	(7,309)	(959)	3,426	1,053	(3,789)	(46.8)%
9	Marriott Boston Long Wharf	17,116	(7,034)	—	8,348	—	1,314	7.7%
10	Renaissance Long Beach	13,040	1,639	(6)	2,396	—	4,029	30.9%
11	Embassy Suites Chicago	8,259	(2,626)	189	2,264	—	(173)	(2.1)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,731	(2,730)	191	1,790	—	(749)	(13.1)%
13	Embassy Suites La Jolla	11,258	(1,381)	—	2,849	1,832	3,300	29.3%
14	The Bidwell Marriott Portland	3,274	(3,516)	—	2,425	—	(1,091)	(33.3)%
15	Hilton New Orleans St. Charles	4,177	(2,818)	1,191	1,854	—	227	5.4%
16	Oceans Edge Resort & Marina	21,917	6,778	—	2,651	—	9,429	43.0%
17	Montage Healdsburg	31,188	(4,508)	—	7,988	—	3,480	11.2%

	17 Hotel Portfolio (3)	332,026	(63,837)	786	98,023	7,427	42,399	12.8%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(31,188)	4,508	—	(7,988)	—	(3,480)	11.2%

	16 Hotel Portfolio (5)	300,838	(59,329)	786	90,035	7,427	38,919	12.9%

	Add: Non-comparable Hotel (4)
	Montage Healdsburg	25,433	785	—	4,463	—	5,248	20.6%

	Add: Held for Sale/Sold/Disposed Hotels (6)	154	(7,417)	4,620	808	—	(1,989)	(1,291.6)%

	Actual Portfolio (7)	$326,425	$(65,961)	$5,406	$95,306	$7,427	$42,178	12.9%

*Footnotes on pages 70 and 71

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 67

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2020

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$32,767	$(15,948)	$(844)	$9,670	$3,882	$(3,240)	(9.9)%
2	Boston Park Plaza	15,380	(23,552)	(179)	13,548	—	(10,183)	(66.2)%
3	Hyatt Regency San Francisco	21,443	(16,011)	82	9,734	—	(6,195)	(28.9)%
4	Renaissance Washington DC	15,582	(17,810)	476	6,035	4,971	(6,328)	(40.6)%
5	Renaissance Orlando at SeaWorld ®	18,846	(9,298)	624	7,706	—	(968)	(5.1)%
6	Wailea Beach Resort	30,163	(8,165)	274	12,027	—	4,136	13.7%
7	JW Marriott New Orleans	10,360	(7,590)	112	4,872	2,614	8	0.1%
8	Hyatt Centric Chicago Magnificent Mile	3,785	(10,572)	(1,405)	3,956	1,053	(6,968)	(184.1)%
9	Marriott Boston Long Wharf	10,213	(14,035)	163	8,243	—	(5,629)	(55.1)%
10	Renaissance Long Beach	7,920	(3,785)	289	2,918	—	(578)	(7.3)%
11	Embassy Suites Chicago	3,972	(6,323)	231	2,250	—	(3,842)	(96.7)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,186	(6,191)	302	2,023	—	(3,866)	(176.9)%
13	Embassy Suites La Jolla	8,804	(3,718)	—	3,142	1,875	1,299	14.8%
14	The Bidwell Marriott Portland (8)	1,440	(3,386)	—	1,075	—	(2,311)	(160.5)%
15	Hilton New Orleans St. Charles	3,983	(2,101)	9	1,914	—	(178)	(4.5)%
16	Oceans Edge Resort & Marina	10,169	(175)	(13)	2,565	—	2,377	23.4%

	16 Hotel Portfolio (5)	197,013	(148,660)	121	91,678	14,395	(42,466)	(21.6)%

	Add: Held for Sale/Sold/Disposed Hotels (6)	26,500	(43,994)	6,142	11,847	5,261	(20,744)	(78.3)%

	Actual Portfolio (7)	$223,513	$(192,654)	$6,263	$103,525	$19,656	$(63,210)	(28.3)%

*Footnotes on pages 70 and 71

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Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2019

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (8)	$118,470	$24,191	$(869)	$8,290	$6,597	$38,209	32.3%
2	Boston Park Plaza	79,594	11,929	—	13,400	—	25,329	31.8%
4	Hyatt Regency San Francisco (8)	89,524	13,908	1,013	9,363	—	24,284	27.1%
3	Renaissance Washington DC	64,426	5,890	—	7,295	5,106	18,291	28.4%
5	Renaissance Orlando at SeaWorld ®	62,586	13,663	—	7,732	—	21,395	34.2%
6	Wailea Beach Resort	91,809	25,309	—	11,707	—	37,016	40.3%
7	JW Marriott New Orleans	31,197	5,515	(1)	4,814	2,655	12,983	41.6%
8	Hyatt Centric Chicago Magnificent Mile	24,913	40	(1,312)	4,337	1,051	4,116	16.5%
9	Marriott Boston Long Wharf	46,665	9,640	—	8,130	—	17,770	38.1%
10	Renaissance Long Beach	22,582	4,339	—	2,887	—	7,226	32.0%
11	Embassy Suites Chicago	19,611	3,302	162	2,240	—	5,704	29.1%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	15,438	1,953	258	1,967	—	4,178	27.1%
13	Embassy Suites La Jolla	19,783	3,240	(21)	3,100	1,908	8,227	41.6%
14	The Bidwell Marriott Portland	12,648	3,908	—	1,201	—	5,109	40.4%
15	Hilton New Orleans St. Charles	10,068	842	—	1,892	—	2,734	27.2%
16	Oceans Edge Resort & Marina (8)	16,402	2,602	189	2,350	—	5,141	31.3%

	16 Hotel Portfolio (5)	725,716	130,271	(581)	90,705	17,317	237,712	32.8%

	Add: Held for Sale/Sold/Disposed Hotels (6)	116,429	(2,176)	(544)	19,017	4,479	20,776	17.8%

	Actual Portfolio (7)	$842,145	$128,095	$(1,125)	$109,722	$21,796	$258,488	30.7%

*Footnotes on pages 70 and 71

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 69

Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $5,406 for the first nine months of 2021 include: Hilton San Diego Bayfront $(177), including $(868) amortization of the operating lease right-of-use assets and liabilities and $691 lawsuit settlement costs; Renaissance Washington DC $(72) prior year property tax credit; JW Marriott New Orleans $429, including $(1) amortization of the operating lease right-of-use assets and liabilities and $430 Hurricane Ida-related losses; Hyatt Centric Chicago Magnificent Mile $(959), including $(1,053) finance lease obligation interest – cash ground rent and $94 prior year property tax assessment, net; Renaissance Long Beach $(6) prior year property tax credit; Embassy Suites Chicago $189 prior year property tax assessment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $191, including $17 amortization of the operating lease right-of-use assets and liabilities and $174 prior year property tax assessment; Hilton New Orleans St. Charles $1,191 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $4,620, including $58 legal fees and $4,562 severance.
b)	Other Adjustments of $6,263 for the first nine months of 2020 include: Hilton San Diego Bayfront $(844), including $(870) amortization of the operating lease right-of-use assets and liabilities and $26 COVID-19-related severance; Boston Park Plaza $(179), including $60 COVID-19-related severance and $(239) credit card merchant class action settlement proceeds; Hyatt Regency San Francisco $82, including $72 COVID-19-related severance and $10 taxes assessed on commercial rents; Renaissance Washington DC $476 COVID-19-related severance; Renaissance Orlando at SeaWorld® $624 COVID-19-related severance; Wailea Beach Resort $274 COVID-19-related severance; JW Marriott New Orleans $112, including $(2) amortization of the operating lease right-of-use assets and liabilities and $114 COVID-19-related severance; Hyatt Centric Chicago Magnificent Mile $(1,405), including $(1,053) finance lease obligation interest – cash ground rent, $(212) prior year property tax credit, $20 COVID-19-related severance and $(160) credit card merchant class action settlement proceeds; Marriott Boston Long Wharf $163 COVID-19-related severance; Renaissance Long Beach $289, including $(12) prior year property tax credit and $301 COVID-19-related severance; Embassy Suites Chicago $231, including $215 prior year property tax assessment, net and $16 COVID-19-related severance; Hilton Garden Inn Chicago Downtown/Magnificent Mile $302, including $23 amortization of the operating lease right-of-use assets and liabilities and $279 prior year property tax assessment; Hilton New Orleans St. Charles $9 COVID-19-related severance; Oceans Edge Resort & Marina $(13) credit card merchant class action settlement; and Held for Sale/Sold/Disposed Hotels $6,142, including $44 amortization of the operating lease right-of-use assets and liabilities, $(56) prior year property tax credit, $5,802 COVID-19-related severance, $515 legal fees and $(163) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(1,125) for the first nine months of 2019 include: Hilton San Diego Bayfront $(869) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $1,013 taxes assessed on commercial rents; JW Marriott New Orleans $(1) amortization of the operating lease right-of-use assets and liabilities; Hyatt Centric Chicago Magnificent Mile $(1,312), including $(1,052) finance lease obligation interest – cash ground rent and $(260) prior year property tax credit; Embassy Suites Chicago $162 prior year property tax assessment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $258, including $30 amortization of the operating lease right-of-use assets and liabilities and $228 prior year property tax assessment; Embassy Suites La Jolla $(21) prior year property tax credit; Oceans Edge Resort & Marina $189 prior year property tax assessment; and Held for Sale/Sold/Disposed Hotels $(544), including $181 amortization of the operating lease right-of-use assets and liabilities, $(716) finance lease obligation interest – cash ground rent and $(9) prior year property tax credit.

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Supplemental Financial Information November 4, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2021/2020/2019 Footnotes (continued)

(In thousands)

(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, including any appeal fees. In the first nine months 2021, a total of $379 in prior year property tax assessments, net were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Renaissance Long Beach and the Renaissance Washington DC. In the first nine months of 2020, a total of $214 in prior year property tax assessments, net were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Renaissance Long Beach and the Held for Sale/Sold/Disposed Hotels. In the first nine months of 2019, a total of $289 in prior year property tax assessments, net were received at the Embassy Suites Chicago, the Embassy Suites La Jolla, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Oceans Edge Resort & Marina and the Held for Sale/Sold/Disposed Hotels.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of September 30, 2021, except the Renaissance Westchester, which was considered held for sale due to its sale in October 2021.
(4)	Non-comparable Hotel includes both the Company's and the prior owner's ownership results for the Montage Healdsburg, acquired in April 2021. The newly developed hotel opened in December 2020; therefore, there is no prior year information. The Company obtained prior ownership results from the hotel's previous owner during the due diligence period before the Company’s acquisition was completed. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment and intangible assets) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from two to forty years.
(5)	16 Hotel Portfolio includes the same hotels owned during the first nine months of 2021, 2020 and 2019.
(6)	Held for Sale/Sold/Disposed Hotels includes results for the Renaissance Westchester, considered held for sale as of September 30, 2021 due to its sale in October 2021, the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for the first nine months of 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(7)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company during the nine months ended September 30, 2021, 2020 and 2019, respectively.
(8)	Hotel Adjusted EBITDAre for the first nine months of 2020 is impacted by a room renovation at The Bidwell Marriott Portland. Hotel Adjusted EBITDAre for the first nine months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 71